UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07484
Nuveen Massachusetts Quality Municipal Income Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: May 31
Date of reporting period: November 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 November 2020

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Chair’s Letter
to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote on January 7, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In late December, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the New Year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, after Democrats won both of Georgia’s Senate run-off elections, which provided them with a democratic majority (the Democratic Vice President-elect casts the tie breaking vote in a 50/50 split Senate), this changing political landscape may cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The New Year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2021

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen Virginia Quality Municipal Income Fund (NPV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, Christopher L. Drahn, CFA, and Michael S. Hamilton discuss key investment strategies and the six-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia Fund since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016. Michael assumed portfolio management responsibility for the Massachusetts Fund in 2011.
During August 2020, the Nuveen Maryland Quality Municipal Income Fund (NMY) was approved for merger into Nuveen Quality Municipal Income Fund (NAD) by the Funds’ Board of Trustees. The merger is pending shareholder approval.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Renewed COVID-19 coronavirus outbreaks across the U.S. and Europe prompted tightening COVID-19 restrictions at the local and, in some cases, national levels during the fall of 2020, weighing on short-term economic indicators. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. In late December 2020 (subsequent to the close of this reporting period), the U.S. government approved a $900 billion relief package. In November 2020, three vaccine trials announced successful results, paving the way for selective distribution at year end 2020 and inoculation of the wider public during 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or widespread vaccination). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen Fund Advisors, LLC, and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended November 30, 2020?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the portfolio manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. The Nuveen Minnesota Quality Municipal Income Fund (NMS) may invest only to a lesser extent in bonds not exempt from Minnesota income tax, in order to conform to a requirement imposed by the State of Minnesota that a fund derive at least 95% of its exempt-interest dividends from bonds of issuers located in Minnesota in order for the fund’s dividends to be exempt from those Minnesota income taxes. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund’s dividends may not be exempt from state personal income tax.
The broad municipal bond market performed well in the six-month reporting period, continuing its recovery from the COVID-19 crisis downturn earlier in 2020. Municipal yields declined meaningfully and credit spreads contracted, particularly in lower rated, higher yielding areas of the market, as investors grew more comfortable with the economic outlook and the prospects for municipal bonds in general. Positive sentiment was especially strong in the final month of the reporting period, with vaccine news spurring hope for wide distribution in 2021. At the state level, the municipal markets of Georgia and Missouri performed in line with national index, while Maryland, Massachusetts, Minnesota and Virginia underperformed the national index over the six-month reporting period.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. In NKG, the Fund bought primarily longer dated, 4-5% coupon structures with higher credit quality and, where possible, A ratings. The purchases spanned five different sectors: water and sewer, utility, local appropriation, local general obligation (GO) and health care, which we bought with the proceeds from the sale of bonds and maturing bonds, the sale of two pre-refunded bonds and the sale of a depreciated bond that was purchased in the summer of 2020.
In NMY, management worked to reinvest the cash from called and maturing bonds, especially in June and July 2020 when the pace of maturities was elevated in the state of Maryland. With the Fund near the upper bound of its high yield target range and fewer high yield opportunities on offer in the state, we sought enhanced yield opportunities in Guam Waterworks and Consol Energy/CNX Resources, while also investing in investment grade issues that were offered at attractive spreads. The Fund added tax-supported bonds for Prince Georges County, Maryland transportation bonds and Maryland housing bonds. A land-backed bond for Frederick County Urbana Redevelopment District was refunded, and we partially reinvested in the position with the new issue replacement bonds.
NMT added long duration structures in the dedicated tax, health care, utilities and water sectors, which were funded using call proceeds and the sale of some short dated paper (maturing in one year or less). The overall sector and credit weightings did not change dramatically in NMS, although the state GO and high grade weightings increased very slightly as a result of supply constraints in this reporting period. A significant number of the state’s new issues tended to be structured with very low coupons and dollar prices near par. Furthermore, issuance that was structured with premium coupons tended to be very high grade which offered little to no yield spread. Given the limited availability of attractive opportunities, this was one of the more challenging periods in our memory for putting money to work in Minnesota. Due to the low couponing prevalent in many of the new issue, longer bonds during the reporting period, the Fund purchased more than usual in the intermediate and longer intermediate part of the yield curve.
NOM’s sector and credit weightings were stable over this reporting period, with new purchases mainly focused on the longest part of the yield curve. The Missouri Fund’s transportation weighting increased, specifically in issues for Kansas City Airport, which decided to continue its facilities modernization program with a bond issue in mid-October 2020 (a deal in which NOM participated). Another notable addition was Mercy Health (St Louis). Although certain sectors and ratings categories were hit harder than others in the March-April 2020 sell-off, both NMS and NOM generally sought to maintain allocations to such sectors, and occasionally added incremental and opportunistic exposure.
NPV sought opportunities to add bonds at attractive spreads, particularly in some of the sectors that were the most beaten down by pandemic-related concerns. Although spreads in the hospital sector began to recover from their widest levels during the March-April 2020 liquidity crunch, we continued to take advantage of still-attractive spread levels in June and July 2020 with the purchases of Arlington Health and Mercy Health. We also bought a senior living/life care facility bond for Fort Norfolk Retirement Community and two toll road bonds, I-66 Express Mobility Partners and 95 Express Lanes, all of which were available at attractive spreads. To make these new purchases, the Fund primarily used the proceeds from maturing and called bonds. Additionally, we made a one-for-one bond swap in a long duration housing bond for Virginia Rental Housing to enhance the Funds’ income earning capability and seek to make the Fund more tax efficient.
As of November 30, 2020, NKG, NMY, NMT, NOM and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended November 30, 2020. Each Fund’s total returns at common share NAV are compared with the performance of a corresponding market index.
For the six-month reporting period ended November 30, 2020, the total return at common share NAV for the six Funds outperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.
The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, municipal bond yields fell across most of yield curve (except for the very shortest maturities) and the yield curve distinctly flattened. Given the bullish curve flattening, longer duration bonds generally did well for the reporting period. NKG, NMY, NMT, NMS and NPV benefited from their longer duration positioning relative to their benchmark indexes, while NOM’s

Portfolio Managers’ Comments (continued)
duration was only slightly longer, which resulted in a more neutral performance impact relative to its benchmark index. In terms of yield curve positioning, NKG was most helped by an underweight to durations under 4 years. NMY’s overweight to durations of 12 years and longer and underweight to the 2- to 4-year segment were the largest contributors. NMT benefited most from its overweight to 6- to 8-year durations, despite a slightly negative impact from a small underweight to 10- to 12-year durations. For NPV, an overweight to durations of 12 years and longer and an underweight to 2- to 5-year duration bonds added the most to relative performance. We note that for NMY and NPV, the Funds’ durations drifted slightly lower over the reporting period as longer bonds were priced to shorter calls as interest rates fell, but the Funds remained longer than their index durations.
Credit quality positioning was favorable for the Funds during this reporting period. In a reversal from the significant credit spread widening during the COVID-19 crisis volatility, most credit spreads generally ground tighter during this six-month reporting period, helping relative performance rebound for many lower rated, higher yielding credits, where the Funds tended to be overweighted. NKG benefited from an underweight to AAA rated bonds and an overweight to BBB rated debt. The relative gains from these positions more than offset NKG’s modestly detracting underweight to A rated bonds. In NMY, we fully utilized the Fund’s capacity to invest in high yield debt, maintaining the high yield exposure near the 20% upper limit of our mandate. While high yield spreads continued to tighten since March 2020, spread contraction accelerated sharply after the November 2020 election. NMY’s non-rated and below investment grade exposures were strong positive contributors, as was an overweight allocation to BBB rated bonds. Additionally, NMY’s significantly underweight allocation to AAA and AA rated paper was another positive factor, as high grade bonds underperformed. For NMT, overweight allocations to bonds rated A and lower, and particularly long duration A rated credits, added the most to relative performance. NMS was most aided by overweights and holdings in the A, BBB, BB and non-rated categories while NOM’s gains largely came from overweights and holdings in BBB, BB and non-rated bonds. For NPV, an overweight to BBB rated credits (most of which were toll roads) and exposure to below investment grade bonds (namely, tobacco) were advantageous, as was a significant underweight to AAA rated debt. NPV held a very slight underweight to A rated bonds, which was a marginal detractor from performance.
Sector performance largely reflected the areas of the market where credit spreads were narrowing most prominently. The sectors that significantly underperformed during the March-April 2020 sell-off were the outperforming sectors in this reporting period. Tobacco, Puerto Rico and the more COVID and economically sensitive sectors such as health care, transportation and industrial development revenue (IDR) were among the best performing areas of the market. Dedicated tax bonds also performed well. In contrast, sectors composed of primarily high grade bonds, such as GOs and pre-refunded, which had bounced back earlier in the recovery were relative underperformers in this reporting period.
NKG’s sector allocations had a negative impact on relative performance overall. Although an overweight allocation to dedicated tax bonds contributed positively, it was offset by an underweight to the outperforming IDR sector and an overweight to the underper-forming water and sewer sector. For NMY, relative performance was boosted by a meaningful overweight to hospitals, an underweight to tax-supported debt (especially Maryland state GOs, where we have a zero allocation due to the low yields on offer) and exposure to out-of-state tobacco bonds (Maryland does not have an in-state tobacco program). NMY’s overweight to pre-refunded bonds, however, was a modest detractor. NMT held overweight allocations to higher education, hospitals and airports, which outperformed. However, an underweight to dedicated tax bonds and our selection within the sector were detrimental to the Massachusetts Fund’s relative performance. NMS benefited from its overweights in health care (both hospital and life care), as well as charter school holdings in general. The life care and charter school sectors comprise a meaningful portion of the Minnesota Fund’s BB rated and non-rated weightings. In addition, NMS held a modest underweight in GOs (primarily an underweight in state GOs as opposed to local GOs) and in utilities, which added value. However, NMS’s underweight in the rebounding broad transportation sector, relative to the national benchmark index, was a modest negative, although the Fund did benefit from a slight overweight to airports. Underperformance relative to the national index also came from an underweight in dedicated tax bonds due to their rebound during the reporting period and the general lack of such bonds backed exclusively by such revenue streams (such as sales taxes, excise taxes, etc.) in Minnesota. NMS’s underweight in IDR bonds (not many are available in Minnesota) relative to the national index was a small negative. NOM benefited materially from its overweight in health care (both hospital and life care credits) and to a lesser extent from an underweight in GOs. The Missouri Fund was modestly hurt by an underweight in the transportation sector, relative to the national index, but did benefit materially from its additions to the airport sector during the reporting period. For NPV, overweight allocations to the transportation and health care sectors and an underweight to tax-supported bonds were advantageous, although an overweight to pre-refunded bonds detracted.
On an individual credit selection basis, NKG’s best performing positions were its tender option bond positions and lower rated, long dated credits, especially those backed by revenues related to social gatherings. These holdings more than offset relatively weaker performance from selections in shorter dated, high grade paper. NMY’s top performing holdings included Puerto Rico sales tax revenue bonds known as COFINAs, some larger positions with shorter call dates that were refunded during the reporting period (including University of Maryland Medical System and Maryland Stadium Authority for Baltimore City Public Schools), several out-of-state tobacco names and real estate-backed bonds such as Baltimore Harbor Point Project. Zero coupon bonds also performed well for NMY. While shorter dated bonds generally trailed the performance of longer bonds, no single position in the Maryland Fund stood out as a meaningful underperformer. We should also note that the credit ratings of two stressed positions in which NMY was overweighted, Baltimore Convention Center Hotel and Purple Line Transit, were downgraded but valuations began to improve during the reporting period. NMT’s selection in long duration, lower rated bonds was favorable, especially among higher education names that have recovered well since March 2020 such as Berklee College of Music, Worcester Polytechnic and Emerson College. For NPV, COFINAs were the best performing holdings, along with Marymount University and toll roads such as Chesapeake Bay Bridge and Tunnel, Metropolitan Washington D.C. Airports Authority Dulles Toll Road and I-66 Express. The Virginia Fund’s under-performers were mainly shorter dated pre-refunded bonds.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage from issuance of preferred shares had a positive impact on the total return performance of all six Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the total return performance of the Funds over the reporting period.
As of November 30, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Effective Leverage*	34.31%	37.36%	36.45%	37.03%	36.08%	35.26%
Regulatory Leverage*	28.12%	34.17%	34.30%	37.03%	35.33%	31.97%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of November 30, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$ 58,500,000	$ —	$ 58,500,000
NMY	$182,000,000	$ —	$182,000,000
NMT	$ 74,000,000	$ —	$ 74,000,000
NMS	$ 52,800,000	$ —	$ 52,800,000
NOM	$ 18,000,000	$ —	$ 18,000,000
NPV	$128,000,000	$ —	$128,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of November 30, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Month Distributions (Ex-Dividend Date)	NKG	NMY	NMT	NMS	NOM	NPV
June 2020	$0.0400	$0.0485	$0.0445	$0.0485	$0.0395	$0.0470
July	0.0400	0.0485	0.0445	0.0485	0.0395	0.0470
August	0.0400	0.0485	0.0445	0.0485	0.0395	0.0470
September	0.0400	0.0485	0.0445	0.0485	0.0395	0.0470
October	0.0450	0.0530	0.0460	0.0525	0.0440	0.0485
November 2020	0.0450	0.0530	0.0460	0.0525	0.0440	0.0485
Total Distributions from Net Investment Income	$0.2500	$0.3000	$0.2700	$0.2990	$0.2460	$0.2850

Yields
Market Yield*	4.25%	4.64%	3.73%	4.21%	3.72%	3.75%
Taxable-Equivalent Yield*	7.88%	8.60%	6.87%	8.55%	6.88%	6.98%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 46.6%, 46.6%, 45.8%, 50.7%, 46.2% and 46.6% for NKG, NMY, NMT, NMS, NOM and NPV, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable- Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of November 30, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common shares cumulatively repurchased and retired	149,500	1,005,000	26,148	10,000	—	55,000
Common shares authorized for repurchase	1,035,000	2,305,000	930,000	575,000	230,000	1,785,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of November 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMT	NMS	NOM	NPV
Common share NAV	$14.38	$15.18	$15.21	$15.53	$14.04	$15.23
Common share price	$12.72	$13.72	$14.79	$14.95	$14.20	$15.54
Premium/(Discount) to NAV	(11.54)%	(9.62)%	(2.76)%	(3.73)%	1.14%	2.04%
6-month average premium/(discount) to NAV	(12.95)%	(11.10)%	(5.98)%	(5.54)%	1.89%	(0.46)%

Risk Considerations
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Georgia Quality Municipal Income Fund (NKG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.
Nuveen Maryland Quality Municipal Income Fund (NMY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMT.
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.
Nuveen Missouri Quality Municipal Income Fund (NOM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.
Nuveen Virginia Quality Municipal Income Fund (NPV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NKG	Nuveen Georgia Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKG at Common Share NAV	4.91%	5.62%	4.24%	4.65%
NKG at Common Share Price	8.34%	6.00%	3.44%	3.74%
S&P Municipal Bond Georgia Index	3.07%	4.71%	3.47%	3.98%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.7%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	152.2%
Floating Rate Obligations	(13.1)%
AMTP Shares, net of deferred
offering costs	(39.1)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Georgia	89.7%
Florida	2.6%
West Virginia	1.8%
Colorado	1.5%
Puerto Rico	1.5%
Illinois	1.2%
Nevada	1.0%
Washington	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	23.9%
Tax Obligation/General	18.8%
Tax Obligation/Limited	16.6%
Health Care	12.1%
Education and Civic Organizations	10.2%
Transportation	6.9%
U.S. Guaranteed	5.5%
Water and Sewer	5.5%
Other	0.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.8%
AAA	6.3%
AA	61.2%
A	19.2%
BBB	6.8%
BB or Lower	0.5%
N/R (not rated)	2.2%
Total	100%

NMY	Nuveen Maryland Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMY at Common Share NAV	7.77%	4.45%	4.74%	4.91%
NMY at Common Share Price	11.19%	6.73%	6.67%	4.32%
S&P Municipal Bond Maryland Index	2.25%	4.56%	3.35%	3.66%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.7%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations
& AMTP Shares, net of deferred
offering costs	159.6%
Floating Rate Obligations	(7.7)%
AMTP Shares, net of deferred
offering costs	(51.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Maryland	80.4%
Guam	4.8%
Puerto Rico	3.9%
California	3.2%
District of Columbia	1.9%
Virgin Islands	1.9%
New York	1.6%
New Jersey	0.6%
Texas	0.5%
Virginia	0.4%
Ohio	0.4%
Pennsylvania	0.4%
Alaska	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.9%
Health Care	15.8%
U.S. Guaranteed	13.7%
Transportation	8.8%
Tax Obligation/General	8.0%
Housing/Multifamily	5.6%
Long-Term Care	5.5%
Education and Civic Organizations	5.0%
Other[1]	17.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.6%
AAA	6.0%
AA	29.6%
A	17.8%
BBB	10.2%
BB or Lower	11.2%
N/R (not rated)	11.6%
Total	100%

1 See Portfolio of Investments for details on “other” Portfolio Composition.

NMT	Nuveen Massachusetts Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	5.70%	5.49%	4.54%	5.28%
NMT at Common Share Price	14.60%	9.30%	6.07%	5.26%
S&P Municipal Bond Massachusetts Index	2.33%	4.73%	3.56%	4.05%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.5%
Other Assets Less Liabilities	5.5%
Net Assets Plus VRDP Shares,
net of deferred offering costs	152.0%
VRDP Shares, net of deferred
offering costs	(52.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Massachusetts	93.5%
Guam	3.6%
Puerto Rico	2.1%
Virgin Islands	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	30.9%
Health Care	20.8%
Tax Obligation/Limited	12.4%
Tax Obligation/General	11.0%
U.S. Guaranteed	9.4%
Transportation	5.7%
Utilities	5.5%
Other	4.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.6%
AAA	3.4%
AA	52.4%
A	20.4%
BBB	9.6%
BB or Lower	3.5%
N/R (not rated)	2.1%
Total	100%

NMS	Nuveen Minnesota Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMS at Common Share NAV	6.92%	4.49%	4.61%	6.12%
NMS at Common Share Price	12.61%	11.85%	5.47%	4.96%
S&P Municipal Bond Minnesota Index	2.72%	4.40%	3.49%	4.00%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.3%
Other Assets Less Liabilities	4.5%
Net Assets Plus AMTP Shares,
net of deferred offering costs	158.8%
AMTP Shares, net of deferred
offering costs	(58.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Minnesota	99.6%
Guam	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.6%
Tax Obligation/General	19.8%
Education and Civic Organizations	19.7%
Utilities	9.2%
Tax Obligation/Limited	9.1%
Long-Term Care	8.1%
Other	12.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.3%
AAA	18.4%
AA	20.8%
A	27.7%
BBB	9.1%
BB or Lower	8.0%
N/R (not rated)	13.7%
Total	100%

NOM	Nuveen Missouri Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NOM at Common Share NAV	4.77%	4.08%	4.36%	5.48%
NOM at Common Share Price	(0.74)%	1.69%	2.63%	3.49%
S&P Municipal Bond Missouri Index	3.25%	4.39%	3.80%	4.45%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.3%
Other Assets Less Liabilities	2.5%
Net Assets Plus Floating Rate Obligations
& MFP Shares, net of deferred
offering costs	155.8%
Floating Rate Obligations	(1.8)%
MFP Shares, net of deferred
offering costs	(54.0)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Missouri	96.8%
Guam	1.6%
Puerto Rico	1.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.9%
Tax Obligation/Limited	18.0%
Tax Obligation/General	15.0%
U.S. Guaranteed	14.0%
Education and Civic Organizations	10.2%
Utilities	9.1%
Long-Term Care	6.4%
Other	7.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.7%
AAA	5.6%
AA	44.1%
A	20.5%
BBB	9.0%
BB or Lower	3.9%
N/R (not rated)	7.2%
Total	100%

NPV	Nuveen Virginia Quality Municipal Income Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPV at Common Share NAV	6.97%	5.70%	4.86%	5.13%
NPV at Common Share Price	18.19%	12.03%	7.10%	5.24%
S&P Municipal Bond Virginia Index	2.45%	5.08%	3.72%	4.03%
S&P Municipal Bond Index	3.12%	4.68%	3.85%	4.40%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.9%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations
& VRDP Shares, net of deferred
offering costs	154.4%
Floating Rate Obligations	(7.5)%
VRDP Shares, net of deferred
offering costs	(46.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Virginia	79.1%
District of Columbia	7.3%
Puerto Rico	5.0%
Guam	3.5%
Virgin Islands	2.3%
Colorado	1.4%
Washington	0.7%
Pennsylvania	0.5%
New York	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	28.5%
Tax Obligation/Limited	22.1%
Health Care	14.1%
Education and Civic Organizations	8.5%
U.S. Guaranteed	8.3%
Utilities	5.2%
Other	13.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.8%
AAA	4.9%
AA	42.9%
A	12.8%
BBB	14.3%
BB or Lower	9.5%
N/R (not rated)	7.8%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on November 16, 2020 for NMT. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NMT
	Common and
	Preferred
	shares voting
	together	Preferred
	as a class	Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	6,483,633	—
Withhold	2,020,110	—
Total	8,503,743	—
Terence J. Toth
For	6,422,526	—
Withhold	2,081,217	—
Total	8,503,743	—
Robert L. Young
For	6,484,455	—
Withhold	2,019,288	—
Total	8,503,743	—
William C. Hunter
For	—	—
Withhold	—	740
Total	—	740
Albin F. Moschner
For	—	—
Withhold	—	740
Total	—	740

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.7% (100.0% of Total Investments)
	Education and Civic Organizations – 15.4% (10.2% of Total Investments)
$ 1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate	7/21 at 100.00	AA	$ 1,631,552
	Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured
3,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	3,445,890
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,422,866
	Academy Project, Series 2013B, 7.000%, 10/01/43
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts	3/26 at 100.00	A2	3,328,800
	Center, Inc Project, Refunding Series 2015A, 5.000%, 3/15/36
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College	7/27 at 100.00	A+	1,811,520
	Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/37
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/23 at 100.00	AA	3,310,920
	Refunding Series 2013A, 5.000%, 10/01/43
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,382,720
	Refunding Series 2016A, 5.000%, 10/01/46 (UB) (4)
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,392,787
	Refunding Series 2012C, 5.250%, 10/01/30
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,022,660
	Series 2012A, 5.000%, 10/01/32
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of	4/24 at 100.00	A+	3,270,630
	Art & Design Projects, Series 2014, 5.000%, 4/01/44
20,795	Total Education and Civic Organizations			23,020,345
	Health Care – 18.2% (12.1% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical
	Center, Series 1998:
205	5.250%, 12/01/22 (5),(6)	12/20 at 100.00	N/R	18,069
745	5.375%, 12/01/28 (5),(6)	12/20 at 100.00	N/R	65,664
3,245	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	3,791,588
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
875	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/30 at 100.00	A	1,100,619
	Wellstar Health System, Series 2020A, 5.000%, 4/01/50
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,159,798
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,210,440
3,485	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/26 at 100.00	AA–	4,096,652
	Project, Series 2016A, 5.000%, 7/01/46
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	2,837,775
	Project, Series 2019A, 4.000%, 7/01/49
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc, Series 2017B:
3,000	5.500%, 2/15/42 (UB) (4)	2/27 at 100.00	AA	3,676,860
5,500	5.250%, 2/15/45 (UB) (4)	2/27 at 100.00	AA	6,587,680
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic	11/22 at 100.00	AA–	1,723,680
	Health East Issue, Series 2012, 5.000%, 11/15/37
23,955	Total Health Care			27,268,825
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BB+	1,198,481
	Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 28.3% (18.8% of Total Investments)
$ 4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018, 5.000%,	8/26 at 100.00	AA+	$ 4,802,240
	8/01/42 (UB) (4)
700	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/30 at 100.00	AA	818,412
	Tanner Medical Center Inc Project, Series 2020, 4.000%, 7/01/50
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates,	7/25 at 100.00	AA	3,473,160
	Tanner Medical Center, Inc Project, Series 2015, 5.000%, 7/01/41
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	2,299,640
	Series 2018A, 4.000%, 6/15/37
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding
	Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,245,040
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	789,224
2,350	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	AA+	2,699,797
	2018A, 4.000%, 12/01/43
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd	7/26 at 100.00	Aa2	2,378,800
	Medical Center, Series 2016, 5.000%, 7/01/35
2,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2020,	2/30 at 100.00	AAA	2,671,400
	5.000%, 2/01/38
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding &	4/25 at 100.00	AAA	3,500,790
	Improvement Series 2015, 5.000%, 4/01/44
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA	3,494,790
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,235,256
170	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019,	3/29 at 100.00	AA+	224,393
	5.000%, 3/01/32
345	Lamar County School District, Georgia, General Obligation Bonds, Series 2017,	9/27 at 100.00	Aa1	433,924
	5.000%, 3/01/33
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	640,810
	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Refunding Series 2019A:
500	5.000%, 10/01/34	10/29 at 100.00	Aa2	642,155
370	5.000%, 10/01/36	10/29 at 100.00	Aa2	472,072
195	5.000%, 10/01/37	10/29 at 100.00	Aa2	248,091
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
500	5.000%, 8/01/30	2/26 at 100.00	Aa1	604,755
400	5.000%, 8/01/31	2/26 at 100.00	Aa1	482,304
3,500	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	Aa2	4,094,615
	4.000%, 6/01/42
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder	12/21 at 100.00	A1	2,087,360
	Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured
35,730	Total Tax Obligation/General			42,339,028
	Tax Obligation/Limited – 25.1% (16.6% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta
	Parking Facility Project, Series 2017:
1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	1,489,384
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,581,363
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	3,574,382
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017,	No Opt. Call	A3	658,082
	5.000%, 12/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
$ 1,200	5.000%, 1/01/30	1/27 at 100.00	A2	$ 1,430,316
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,811,426
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014,	7/23 at 100.00	A–	795,289
	5.000%, 7/01/41
4,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	Baa2	5,173,784
	Series 1993, 5.625%, 10/01/26 – NPFG Insured
355	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding	No Opt. Call	AA–	414,352
	Series 2005, 5.500%, 10/01/26 – NPFG Insured
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association,	No Opt. Call	Baa2	3,423,744
	Series 1998A, 4.750%, 6/01/28 – NPFG Insured
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue	6/27 at 100.00	AA	875,756
	Bonds, Series 2017A, 5.000%, 6/01/29
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third
	Indenture, Series 2015B:
1,000	5.000%, 7/01/41	7/26 at 100.00	AA+	1,212,320
3,000	5.000%, 7/01/42	7/26 at 100.00	AA+	3,629,670
5,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,760,150
	4.000%, 7/01/48
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
710	4.500%, 7/01/34	7/25 at 100.00	N/R	761,212
2,312	4.550%, 7/01/40	7/28 at 100.00	N/R	2,505,353
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012,	12/22 at 100.00	Aa2	864,043
	5.000%, 12/01/38
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A3	1,551,150
	Bonds, Series 2018, 4.000%, 7/01/58
32,662	Total Tax Obligation/Limited			37,511,776
	Transportation – 10.4% (6.9% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%,	1/21 at 100.00	Aa3	2,007,600
	1/01/30 (AMT)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	Aa3	2,089,280
2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (AMT)	1/22 at 100.00	Aa3	2,915,263
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds,
	Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	Aa3	2,887,914
3,750	5.000%, 1/01/34	1/24 at 100.00	Aa3	4,193,550
1,400	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	12/20 at 100.00	Baa3	1,407,446
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
14,535	Total Transportation			15,501,053
	U.S. Guaranteed – 8.3% (5.5% of Total Investments) (7)
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds,	1/22 at 100.00	N/R	2,101,780
	Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A, 5.000%,
	1/01/31 (Pre-refunded 1/01/22)
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens	1/22 at 100.00	AA	631,206
	Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%,	5/24 at 100.00	AA+	581,055
	5/01/31 (Pre-refunded 5/01/24)
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation	5/22 at 100.00	AA+	667,519
	Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)

NKG	Nuveen Georgia Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 5	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization	3/21 at 100.00	Aaa	$ 5,071
	Bonds, Loan Pool Series 2011, 5.125%, 3/15/31 (Pre-refunded 3/15/21)
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%,	2/23 at 100.00	AAA	3,861,760
	2/01/36 (Pre-refunded 2/01/23)
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series	2/24 at 100.00	Aa3	1,720,290
	2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
193	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	198,177
601	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	620,310
659	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	680,785
1,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	Aa2	1,310,488
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
11,443	Total U.S. Guaranteed			12,378,441
	Utilities – 36.0% (23.9% of Total Investments)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B,	11/27 at 100.00	Aa2	6,226,600
	5.000%, 11/01/47
1,975	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,046,100
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,404,175
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	1,404,175
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A2	2,109,870
1,000	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 3/01/41,	3/30 at 100.00	A2	1,170,910
	(WI/DD Settling 12/10/20)
6,000	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B,	10/26 at 100.00	AA	7,546,440
	5.250%, 10/01/32 – AGM Insured (UB) (4)
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series	10/21 at 100.00	Aa3	5,530,723
	2011A, 5.250%, 10/01/41
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013,	1/23 at 100.00	AA	1,085,920
	5.000%, 1/01/33
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG,	1/23 at 100.00	A1	3,213,750
	5.000%, 1/01/43
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B:
1,300	5.000%, 3/15/21	No Opt. Call	A+	1,316,393
1,500	5.000%, 3/15/22	No Opt. Call	A+	1,584,165
2,000	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	2,104,780
	5.000%, 3/15/22
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A,	No Opt. Call	A3	1,505,390
	5.000%, 5/15/49
1,525	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	1,739,080
	8/01/49 (Mandatory Put 12/02/24)
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand	6/23 at 100.40	Aa2	2,182,500
	Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)
3,500	Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 12/01/50 –	12/30 at 100.00	AA	4,157,965
	AGM Insured
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	No Opt. Call	A2	1,137,600
	Series 2015A, 0.000%, 1/01/32
2,260	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	7/26 at 100.00	AA	2,742,962
	Series 2016A, 5.000%, 1/01/30 – BAM Insured
3,105	Warner Robins, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series	7/30 at 100.00	Aa3	3,659,801
	2020, 4.000%, 7/01/50
47,265	Total Utilities			53,869,299

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.2% (5.5% of Total Investments)
$ 4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018A, 5.000%,	11/27 at 100.00	Aa2	$ 5,055,280
	11/01/39 (UB) (4)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 –	No Opt. Call	AA	379,005
	AGM Insured
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001,	12/20 at 100.00	Aa1	5,017
	5.000%, 8/01/35 – AGM Insured
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	602,715
300	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B,	10/26 at 100.00	AA	368,073
	5.000%, 10/01/35 – AGM Insured
225	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%,	No Opt. Call	AA	230,765
	12/01/21 – AGM Insured
	Oconee County, Georgia, Water and Sewerage Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	193,271
535	5.000%, 9/01/37	9/27 at 100.00	AA	663,726
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds,	1/24 at 100.00	AA	2,248,080
	Refunding Series 2014, 5.000%, 1/01/30
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek	2/26 at 100.00	Aa2	2,603,634
	Reservoir Project, Series 2016, 4.000%, 2/01/38
10,295	Total Water and Sewer			12,349,566
$ 197,885	Total Long-Term Investments (cost $209,377,459)			225,436,814

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.0% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.0% of Total Investments)
	Health Care – 0.1% (0.0% of Total Investments)
$ 88	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center,	No Opt. Call	N/R	$ 91,264
	Variable Rate Demand Obligations, Series 2016, 6.500%, 10/01/21 (5), (6)
$ 88	Total Short-Term Investments (cost $88,123)			91,264
	Total Investments (cost $209,465,582) – 150.8%			225,528,078
	Floating Rate Obligations – (13.1)%			(19,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (39.1)% (8)			(58,440,435)
	Other Assets Less Liabilities – 1.4%			2,073,437
	Net Asset Applicable to Common Shares – 100%			$ 149,561,080

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 25.9%.
AMT	Alternative Minimum Tax
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.7% (100.0% of Total Investments)
	Consumer Discretionary – 2.8% (1.8% of Total Investments)
$ 9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB–	$ 8,494,940
	5.000%, 9/01/42
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/20 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
11,215	Total Consumer Discretionary			9,694,940
	Consumer Staples – 5.7% (3.6% of Total Investments)
1,885	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	2,119,909
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	12/20 at 100.00	Ba1	3,355,576
	Series 2002, 5.500%, 5/15/39
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/20 at 20.87	N/R	2,706,860
	Bonds, Series 2006A, 0.000%, 6/15/46
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,915	5.250%, 6/01/32	12/20 at 100.00	N/R	1,915,574
2,915	5.625%, 6/01/47	12/20 at 100.00	N/R	2,915,670
1,660	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,791,323
	Series 2016A-1, 5.625%, 6/01/35
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	12/20 at 100.00	B3	100,506
	Bonds, Series 2006A, 5.000%, 6/01/46
1,405	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,670,194
	Bonds, Series 2018A, 5.000%, 6/01/46
345	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	12/20 at 100.00	A1	345,787
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,988,367
29,345	Total Consumer Staples			19,909,766
	Education and Civic Organizations – 7.9% (5.0% of Total Investments)
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc., Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	3,197,610
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,838,217
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	A–	727,293
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	A–	1,259,313
1,200	5.000%, 7/01/44	7/27 at 100.00	A–	1,354,836
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	285,906
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	534,040
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	546,870
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,680,637

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
$ 1,000	4.000%, 10/01/45	10/24 at 100.00	A	$ 1,060,900
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,386,213
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/29 at 100.00	A	1,475,849
	University Maryland, Series 2019A, 5.000%, 10/01/49
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,562,295
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,103,530
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	196,989
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,624,850
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	592,594
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,112,040
25,550	Total Education and Civic Organizations			27,539,982
	Energy – 1.7% (1.1% of Total Investments)
5,810	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	12/20 at 100.00	BB–	5,873,271
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Health Care – 24.8% (15.8% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	A–	1,086,020
2,470	4.250%, 7/01/35	7/25 at 100.00	A–	2,692,374
1,740	5.000%, 7/01/45	7/25 at 100.00	A–	1,954,351
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	288,063
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,426,115
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	102,502
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,645,156
600	4.000%, 7/01/42	7/26 at 100.00	BBB+	640,452
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,409,198
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	389,816
4,020	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	4,580,830
	Healthcare, Series 2016A, 5.500%, 1/01/46
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A	1,446,015
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	AA–	2,144,000
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick
	Health System Issue; Series 2020:
1,000	3.250%, 7/01/39	7/30 at 100.00	A–	1,039,500
100	4.000%, 7/01/40	7/30 at 100.00	A–	114,183
240	4.000%, 7/01/50	7/30 at 100.00	A–	268,190
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	Aa2	2,779,150
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	$ 2,306,680
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,211,350
500	4.000%, 7/01/42	7/27 at 100.00	A+	558,405
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,183,680
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,648,335
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,286,381
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,226,506
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,854,800
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	7,150,200
	Health Issue, Series 2017A, 5.000%, 5/15/42
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/22 at 100.00	BBB+	2,987,969
	Medical Center, Series 2011, 5.000%, 7/01/31
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
1,000	5.000%, 7/01/39	7/24 at 100.00	A	1,107,630
5,500	5.000%, 7/01/45	7/24 at 100.00	A	6,049,175
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,201,090
3,260	5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,915,553
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	1,165,270
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	6,633,990
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	2,215,200
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	4/30 at 100.00	A	2,839,925
	of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/50
360	Maryland Health and Higher Educational Facilities Authority, University of Maryland	1/27 at 100.00	A	445,828
	Medical Systems Revenue Bonds, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,531,840
2,000	5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,296,500
76,920	Total Health Care			86,822,222
	Housing/Multifamily – 8.7% (5.6% of Total Investments)
1,895	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	12/20 at 102.00	AA+	1,938,793
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,598,955
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,684,246
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	2,016,426
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,313,770
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,185,440

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	$ 1,176,710
	Apartments, Series 2017, 5.000%, 12/01/42
1,220	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	AA+	1,245,205
	Development, Housing Revenue Bonds, Series 2000A, 2.800%, 7/01/45
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	AA+	1,269,544
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	AA+	732,353
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,082,720
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BB+	1,104,235
470	5.000%, 7/01/37	7/21 at 100.00	BB+	470,075
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	529,575
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	522,170
1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	1,562,216
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BB+	497,188
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,110	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	12/20 at 100.00	AA	1,111,288
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,029,236
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	281,395
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,789,680
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	891,649
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,595,235
	Development Bonds, Series 2014A, 3.875%, 7/01/39
28,385	Total Housing/Multifamily			30,628,104
	Housing/Single Family – 7.4% (4.7% of Total Investments)
2,385	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	Aa1	2,562,945
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
2,280	Maryland Community Development Administration Department of Housing and Community	9/23 at 100.00	Aa1	2,439,691
	Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa1	3,186,510
1,130	3.750%, 3/01/39	3/24 at 100.00	Aa1	1,192,986
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	Aa1	1,621,545
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
3,290	Maryland Community Development Administration Department of Housing and Community	9/27 at 100.00	Aa1	3,701,053
	Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38 (UB) (5)
1,865	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	Aa1	2,073,264
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39
1,280	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	Aa1	1,398,938
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	2,123,400
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 2,000	Maryland Community Development Administration Department of Housing and Community	9/29 at 100.00	Aa1	$ 2,013,600
	Development, Residential Revenue Bonds, Series 2020D, 2.100%, 9/01/40
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	AA+	2,166,100
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,405	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	1,524,383
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
24,135	Total Housing/Single Family			26,004,415
	Long-Term Care – 8.6% (5.5% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,475,367
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,042,660
2,500	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020,	1/27 at 103.00	A	2,682,975
	4.000%, 1/01/50
635	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc. Facility, Series 2020,	1/27 at 103.00	A	683,044
	4.000%, 1/01/50
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,265,020
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,292,683
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,743,328
	Series 2017, 5.000%, 4/01/36
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A	2,410,727
4,090	5.000%, 1/01/45	7/26 at 100.00	A	4,567,467
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	12/20 at 100.00	A	2,481,637
	Retirement Community, Series 2007, 4.750%, 7/01/34
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	1,085,878
	Community Inc., Series 2017, 5.250%, 4/01/37
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,369,788
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	829,400
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,018,080
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	B–	501,715
1,000	5.000%, 11/01/47	11/24 at 103.00	B–	986,840
	Washington County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
1,000	5.000%, 1/01/29	No Opt. Call	BBB+	1,185,090
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	581,795
28,235	Total Long-Term Care			30,203,494
	Tax Obligation/General – 12.6% (8.0% of Total Investments)
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	4,559,429
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
3,510	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public	No Opt. Call	AAA	3,651,242
	Improvement Series 2017C, 5.000%, 10/01/21
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	AA	2,956,915
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
$ 3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	$ 3,365,460
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,351,630
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2020A:
2,500	5.000%, 7/15/33	7/28 at 100.00	AAA	3,252,075
2,500	5.000%, 7/15/34	7/28 at 100.00	AAA	3,244,875
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,370,870
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
2,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/26 at 100.00	AAA	2,443,620
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016,
	5.000%, 6/01/35
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	No Opt. Call	AAA	3,041,500
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2017,
	5.000%, 6/15/25
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/28 at 100.00	AAA	2,975,725
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2018,
	4.000%, 6/01/39
6,220	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa	2,070,389
	Capital Appreciation Series 2015, 0.000%, 8/15/50
52,885	Total Tax Obligation/General			44,283,730
	Tax Obligation/Limited – 31.2% (19.9% of Total Investments)
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General	10/29 at 100.00	AAA	1,299,380
	Improvement, Series 2019, 5.000%, 10/01/44
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,333,872
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,492,180
	2017A, 5.500%, 6/01/43
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	587,533
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	471,533
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,324,712
240	5.000%, 9/01/38	9/27 at 100.00	N/R	254,491
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding
	Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,981,980
250	5.125%, 6/01/43	6/26 at 100.00	N/R	260,952
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	1,928,900
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	340,588
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	480,271
740	5.000%, 7/01/36	1/29 at 100.00	N/R	810,159
450	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community	12/20 at 100.00	AA	451,903
	Development Series 2001A, 5.700%, 7/01/29 – RAAI Insured

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Refunding Series 2020A:
$ 1,020	4.000%, 7/01/38	7/30 at 100.00	A–	$ 1,195,328
500	4.000%, 7/01/39	7/30 at 100.00	A–	584,530
370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds,	7/29 at 100.00	N/R	363,185
	Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39
125	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds,	7/30 at 102.00	N/R	131,587
	Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,258,780
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	BB	516,265
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,035,460
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,098,050
2,000	5.000%, 12/01/33	12/26 at 100.00	BB	2,312,380
2,260	5.000%, 12/01/34	12/26 at 100.00	BB	2,610,006
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,327,456
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,382,072
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,536,285
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,593,121
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	869,346
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	AA	942,052
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project,
	Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,187,964
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,670,816
1,150	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/30 at 100.00	Aa2	1,379,310
	Senior Obligation Series 2020A-1, 4.000%, 6/01/40
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	833,393
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	586,375
355	4.500%, 7/01/44	1/27 at 100.00	N/R	356,299
5,100	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools	5/26 at 100.00	AA	6,395,604
	Construction & Revitalization Program, Series 2016, 5.000%, 5/01/46 (UB) (5)
4,395	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/26 at 100.00	AA	5,256,684
	Revitalization Program, Series 2016, 5.000%, 5/01/33
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA	2,507,520
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA	2,500,080
6,250	5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA	7,717,875
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	Baa1	1,423,760
	2009A, 0.000%, 12/15/32
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	339,114
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,675,040
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 5,436	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	12/20 at 100.00	N/R	$ 5,479,162
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,391,273
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,353,428
2,160	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	12/20 at 100.00	N/R	2,163,888
	Series 2005, 5.250%, 7/01/35
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,228,821
	5.500%, 7/01/29 – AMBAC Insured
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	12/20 at 100.00	AA	2,153,172
1,035	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,118,204
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
53	0.000%, 7/01/24	No Opt. Call	N/R	49,584
90	0.000%, 7/01/27	No Opt. Call	N/R	78,957
88	0.000%, 7/01/29	7/28 at 98.64	N/R	73,330
114	0.000%, 7/01/31	7/28 at 91.88	N/R	87,177
128	0.000%, 7/01/33	7/28 at 86.06	N/R	90,358
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	1,171,838
3,495	0.000%, 7/01/51	7/28 at 30.01	N/R	758,310
4,365	5.000%, 7/01/58	7/28 at 100.00	N/R	4,814,464
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,875	4.329%, 7/01/40	7/28 at 100.00	N/R	2,004,300
3	4.536%, 7/01/53	7/28 at 100.00	N/R	3,217
50	4.784%, 7/01/58	7/28 at 100.00	N/R	54,432
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	818,550
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,735,735
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	2,005,146
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	12/20 at 100.00	Baa2	2,034,100
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,517,088
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	12/20 at 100.00	AA	1,074,920
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured
1,435	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,555,526
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
102,175	Total Tax Obligation/Limited			109,419,171
	Transportation – 13.8% (8.8% of Total Investments)
30	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A,	No Opt. Call	A1	30,848
	5.250%, 7/01/21 – FGIC Insured
125	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%,	10/23 at 100.00	Baa2	135,268
	10/01/43 (AMT)
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A	620,512
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	429,202
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	664,848
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
$ 1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	$ 1,165,470
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,301,389
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,854,290
1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	1,673,220
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BB–	1,091,300
1,080	4.000%, 6/01/58	6/28 at 100.00	BB–	907,459
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BB	3,949,394
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	B	2,040,980
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	B	1,020,490
5,825	5.000%, 3/31/46 (AMT)	9/26 at 100.00	B	5,944,354
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	B	2,245,078
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	12/20 at 100.00	N/R	1,312,402
1,000	5.000%, 7/01/34 – AMBAC Insured	12/20 at 100.00	N/R	1,009,620
385	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	12/20 at 100.00	N/R	385,782
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
3,000	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/30 at 100.00	Aa2	3,643,830
	Series 2020, 4.000%, 7/01/39
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,250,500
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
3,000	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	3,274,590
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
175	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B+	176,572
680	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B+	683,434
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC, Sixth Series 1997:
5	5.750%, 12/01/22 – NPFG Insured (AMT)	12/20 at 100.00	Baa1	5,032
70	5.750%, 12/01/25 – NPFG Insured (AMT)	12/20 at 100.00	Baa1	70,454
530	Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	604,332
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 4.000%, 12/31/39
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA	1,241,680
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA	1,894,500
3,000	5.000%, 7/01/42	7/27 at 100.00	AA	3,634,530
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,221,490
	Bonds, Series 2018, 5.000%, 7/01/38
44,330	Total Transportation			48,482,850

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 21.4% (13.7% of Total Investments) (6)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements,
	Series 2011A:
$ 1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	$ 1,041,940
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,250,328
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	Aa2	2,197,260
	7/01/24 – FGIC Insured (ETM)
2,615	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	No Opt. Call	AA	3,088,263
	7/01/28 – FGIC Insured (ETM)
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	2,300,579
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,056,990
1,775	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,904,096
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,703,017
1,000	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,004,830
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	A–	4,599,088
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32 (Pre-refunded 7/01/22)
2,630	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	No Opt. Call	N/R	3,079,651
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25 (Pre-refunded 5/15/21)	5/21 at 100.00	Aa2	510,950
500	5.000%, 5/15/26 (Pre-refunded 5/15/21)	5/21 at 100.00	Aa2	510,950
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	AA+	1,231,115
1,050	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	AA+	1,128,971
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2011:
500	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	515,825
1,000	6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,033,040
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A	1,357,400
	University Maryland, Series 2012A, 5.000%, 10/01/39 (Pre-refunded 10/01/22)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A	4,942,288
11,500	5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A	12,364,915
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	N/R	14,369,617
	Maryland Health, Series 2014, 5.250%, 7/01/34 (Pre-refunded 7/01/24)
3,650	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/26 at 100.00	AA	4,577,246
	Revitalization Program, Series 2016, 5.000%, 5/01/35 (Pre-refunded 5/01/26)
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA–	8,384,000
	Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+	672,006
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29 (Pre-refunded 7/01/22)
780	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa	269,966
	Capital Appreciation Series 2015, 0.000%, 8/15/50 (Pre-refunded 8/15/25)
68,695	Total U.S. Guaranteed			75,094,331
	Utilities – 4.4% (2.8% of Total Investments)
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,272,600

NMY	Nuveen Maryland Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	$ 2,545,200
1,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2020A, 4.000%, 7/01/45,	7/30 at 100.00	Aa2	1,205,430
	(WI/DD, Settling 12/02/20)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,015,000
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,441,505
	Refunding Series 2014A, 5.000%, 7/01/35
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	A–	292,728
1,240	5.000%, 1/01/46	7/26 at 100.00	A–	1,411,294
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	A–	1,230,230
	2020A, 5.000%, 1/01/50
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,348,162
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	677,550
575	5.000%, 10/01/44	10/24 at 100.00	AA	645,156
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	526,250
	6.000%, 7/01/47
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	12/20 at 100.00	CCC	699,194
	Series 2007A, 5.000%, 7/01/24
13,440	Total Utilities			15,310,299
	Water and Sewer – 5.7% (3.7% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	Aa2	2,842,923
	5.000%, 7/01/38
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,056,380
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,391,100
2,000	5.000%, 7/01/46 (UB) (5)	1/27 at 100.00	AA–	2,391,100
335	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	Aa2	352,236
	7/01/24 – FGIC Insured
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	Aa3	2,855,050
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%,	1/27 at 100.00	AA–	7,235,280
	7/01/41 (UB)
17,315	Total Water and Sewer			20,124,069
$ 528,435	Total Long-Term Investments (cost $509,766,004)			549,390,644
	Floating Rate Obligations – (7.7)%			(27,120,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (51.9)% (7)			(181,902,984)
	Other Assets Less Liabilities – 2.9%			10,294,766
	Net Asset Applicable to Common Shares – 100%			$ 350,662,426

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 33.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.5% (100.0% of Total Investments)
	Education and Civic Organizations – 45.3% (30.9% of Total Investments)
$ 210	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019,	6/26 at 100.00	N/R	$ 222,795
	5.000%, 6/15/49
3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music,	10/26 at 100.00	A	4,110,687
	Series 2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,409,176
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	884,906
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
1,880	17.710%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	2,597,182
575	17.607%, 10/01/48, 144A (IF) (4)	10/23 at 100.00	AA–	794,081
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
2,000	5.000%, 1/01/34	1/28 at 100.00	BBB+	2,358,520
2,240	5.000%, 1/01/37	1/28 at 100.00	BBB+	2,626,154
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,288,660
	5.000%, 7/01/35
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts Institute of	No Opt. Call	AAA	2,502,750
	Technology, Series 2020P, 5.000%, 7/01/50
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue,
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	487,116
190	5.000%, 7/01/37	7/25 at 100.00	AA	220,138
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,312,128
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series	10/22 at 100.00	A1	589,611
	2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A1	972,895
1,400	5.000%, 3/01/44	3/24 at 100.00	A1	1,548,442
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	547,040
	5.250%, 10/01/39
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue,	10/30 at 100.00	BBB+	1,232,132
	Series 2020M, 4.000%, 10/01/38
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,455,016
	Institute, Series 2015, 5.000%, 7/01/33
450	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding	7/29 at 100.00	Baa2	539,051
	Series 2019, 5.000%, 7/01/36
	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute,
	Series 2017:
2,200	5.000%, 4/01/35	10/27 at 100.00	AA–	2,749,516
1,250	5.000%, 4/01/36	10/27 at 100.00	AA–	1,557,912
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,018,203
	5.000%, 8/15/38
1,325	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H,	1/28 at 100.00	Baa1	1,569,648
	5.000%, 1/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,510	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic	6/28 at 100.00	AA–	$ 1,867,794
	Institution, Series 2018, 5.000%, 6/01/43
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/22 at 100.00	A	1,433,496
	Institute, Series 2012, 5.000%, 9/01/50
840	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/26 at 100.00	A	986,740
	Institute, Series 2016, 5.000%, 9/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic
	Institute, Series 2017:
550	5.000%, 9/01/42	9/27 at 100.00	A	654,918
700	5.000%, 9/01/47	9/27 at 100.00	A	827,155
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/27 at 100.00	A	2,976,900
	Institute, Series 2017B, 5.000%, 9/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic	9/29 at 100.00	A	1,121,950
	Institute, Series 2019, 4.000%, 9/01/44
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University,	7/27 at 100.00	Baa2	578,230
	Refunding Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,798,800
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
2,495	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	AA–	2,984,245
	Series 2016, 5.000%, 1/01/40
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,444,130
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,341,210
500	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue L,	No Opt. Call	AA	608,855
	Senior Series 2020B, 5.000%, 7/01/28 (AMT)
320	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/21 at 100.00	AA	327,158
	2011J, 5.625%, 7/01/33 (AMT)
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/25 at 100.00	Aa2	4,739,880
	2015-1, 5.000%, 11/01/40
690	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/29 at 100.00	Aa2	906,501
	2020-1, 5.000%, 11/01/36
52,460	Total Education and Civic Organizations			64,191,721
	Health Care – 30.4% (20.8% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children’s Hospital Issue,	10/24 at 100.00	AA	1,114,220
	Series 2014P, 5.000%, 10/01/46
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series	7/26 at 100.00	BBB+	1,527,680
	2016I, 5.000%, 7/01/41
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	1,552,805
	Obligated Group, Series 2013, 5.250%, 11/15/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,105,840
	Series 2014N, 5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems,
	Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	AA–	927,766
700	5.000%, 10/01/31	10/21 at 100.00	AA–	725,935
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	582,125
	Series 2016E, 5.000%, 7/01/32
1,675	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	7/26 at 100.00	A	2,049,027
	Series 2016-I, 5.000%, 7/01/30

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue,
	Series 2015H-1:
$ 900	5.000%, 7/01/30	7/25 at 100.00	A	$ 1,067,013
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,175,450
500	5.000%, 7/01/33	7/25 at 100.00	A	585,335
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue,
	Series 2018J-2:
1,500	5.000%, 7/01/38	7/28 at 100.00	A	1,838,970
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,401,080
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System	7/22 at 100.00	BBB	1,047,770
	Obligated Group, Series 2012, 5.000%, 7/01/31
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,273,172
	Issue, Series 2016N, 5.000%, 12/01/46
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated	8/25 at 100.00	A	4,027,625
	Group Issue, Series 2015F, 5.000%, 8/15/45
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BB+	1,162,069
	Issue, Series 2014F, 5.750%, 7/15/43
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	115,865
	Issue, Series 2020G, 5.000%, 7/15/46, 144A
3,450	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	7/26 at 100.00	AA–	4,058,580
	Issue, Series 2016Q, 5.000%, 7/01/47
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System
	Issue, Series 2017S-1:
2,200	5.000%, 7/01/37	1/28 at 100.00	AA–	2,721,796
2,100	4.000%, 7/01/41	1/28 at 100.00	AA–	2,401,287
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/23 at 100.00	BBB+	874,481
	Obligated Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,066,440
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,320,978
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	A–	714,365
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care
	Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A–	431,896
1,095	5.000%, 7/01/44	7/27 at 100.00	A–	1,279,212
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	520,775
	Series 2016I, 5.000%, 7/01/36
25	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	BBB+	25,597
	2011H, 5.500%, 7/01/31
280	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	327,880
	5.000%, 7/01/44
100	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C,	10/30 at 100.00	AA	116,329
	4.000%, 10/01/45 – AGM Insured
37,625	Total Health Care			43,139,363
	Housing/Multifamily – 1.4% (1.0% of Total Investments)
215	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	12/20 at 100.00	AA	215,368
745	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	789,849
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-1, 3.000%, 12/01/50	12/28 at 100.00	AA	1,040,910
1,960	Total Housing/Multifamily			2,046,127

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 3.2% (2.2% of Total Investments)
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc Issue, Series 2017:
$ 1,040	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	$ 1,060,748
250	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	267,425
460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A+	517,408
	Lennox, Series 2015, 5.000%, 7/01/31
485	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village,	12/25 at 103.00	A–	518,901
	Series 2019, 4.000%, 12/01/42
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,062,100
	2013A, 5.250%, 1/01/26
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding	10/24 at 104.00	BBB+	1,079,610
	Series 2019, 5.000%, 10/01/49
4,235	Total Long-Term Care			4,506,192
	Tax Obligation/General – 16.1% (11.0% of Total Investments)
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	12/20 at 100.00	AA	1,254,150
	5.000%, 2/15/32
330	Massachusetts Bay Transportation Authority, General Obligation Transportation System	No Opt. Call	Aa1	335,577
	Bonds, Series 1991A, 7.000%, 3/01/21
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	Aa1	1,550,745
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C,	7/25 at 100.00	Aa1	2,368,080
	5.000%, 7/01/45
3,895	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F,	11/27 at 100.00	Aa1	4,828,943
	5.000%, 11/01/46
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A,	1/29 at 100.00	Aa1	5,177,360
	5.250%, 1/01/44
2,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020C,	3/30 at 100.00	Aa1	2,732,150
	3.000%, 3/01/47
525	Massachusetts State, General Obligation Bonds, Refunding Series 2020D, 3.000%, 11/01/42,	11/30 at 100.00	Aa1	582,314
	(WI/DD Settling 12/03/20)
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series	5/22 at 100.00	Aa2	1,884,198
	2012, 5.000%, 5/15/35
1,950	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series	9/27 at 100.00	Aa2	2,074,176
	2019, 3.000%, 9/01/42
19,725	Total Tax Obligation/General			22,787,693
	Tax Obligation/Limited – 18.2% (12.4% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	BB	2,070,920
1,310	5.125%, 1/01/42	1/22 at 100.00	BB	1,351,632
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	BB	411,872
1,115	5.000%, 1/01/42	1/22 at 100.00	BB	1,146,532
855	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	979,069
	5.000%, 5/01/33 – BAM Insured
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017,	5/27 at 100.00	AA	614,650
	5.000%, 5/01/35
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	1,066,390
	5.000%, 7/01/41
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior	No Opt. Call	AA	792,730
	Lien Series 2004C, 5.250%, 7/01/21
2,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/28 at 100.00	AA	2,501,380
	2020B-1, 5.000%, 7/01/41

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B,	No Opt. Call	AA	$ 1,122,740
	5.375%, 5/01/23 – SYNCORA GTY Insured
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	8/25 at 100.00	AAA	1,622,511
	Refunding Series 2015C, 5.000%, 8/15/37
2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/28 at 100.00	AA+	2,523,340
	Series 2018A, 5.250%, 2/15/48
1,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/29 at 100.00	AA+	1,904,850
	Series 2019A, 5.000%, 2/15/44
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/25 at 100.00	AA+	1,753,275
	2015A, 5.000%, 6/01/45
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
863	4.550%, 7/01/40	7/28 at 100.00	N/R	935,173
820	0.000%, 7/01/46	7/28 at 41.38	N/R	246,131
4,205	0.000%, 7/01/51	7/28 at 30.01	N/R	912,359
775	4.750%, 7/01/53	7/28 at 100.00	N/R	841,983
1,259	5.000%, 7/01/58	7/28 at 100.00	N/R	1,388,639
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	556,676
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,070,530
	2012A, 5.000%, 10/01/32 – AGM Insured
26,742	Total Tax Obligation/Limited			25,813,382
	Transportation – 8.4% (5.7% of Total Investments)
2,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%,	7/27 at 100.00	Aa2	2,955,950
	7/01/47 (AMT)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	Aa2	1,070,050
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	Aa2	1,144,610
2,500	5.000%, 7/01/44	7/24 at 100.00	Aa2	2,844,575
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	Aa2	831,960
1,000	5.000%, 7/01/45	7/25 at 100.00	Aa2	1,151,940
1,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation,	7/29 at 100.00	A1	1,105,710
	Series 2019A, 4.000%, 7/01/44 (AMT)
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A1	747,155
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
10,445	Total Transportation			11,851,950
	U.S. Guaranteed – 13.8% (9.4% of Total Investments) (5)
1,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General	2/21 at 100.00	Aa3	1,009,930
	Obligation Bonds, Series 2011, 5.000%, 2/15/41 (Pre-refunded 2/15/21)
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,870,997
	5.000%, 5/01/44 (Pre-refunded 5/01/24)
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%,	5/22 at 100.00	Aa2	913,165
	5/01/37 (Pre-refunded 5/01/22)
2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series	7/21 at 100.00	AA	2,213,081
	2011B-1, 5.250%, 7/01/33 (Pre-refunded 7/01/21) – AGM Insured
401	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	458,243
	Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,
	Series 2012L:
995	5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,022,750
5	5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	AA–	5,141

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA	$ 1,028,190
	Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series	4/21 at 100.00	Aa3	3,051,060
	2011A, 5.250%, 4/01/37 (Pre-refunded 4/01/21)
475	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series	7/21 at 100.00	N/R	489,768
	2011H, 5.500%, 7/01/31 (Pre-refunded 7/01/21)
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc,	7/21 at 100.00	N/R	420,828
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior
	Series 2013A:
990	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	N/R	1,105,949
885	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	987,501
1,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series	10/21 at 100.00	AAA	1,041,940
	2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)
1,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series	6/21 at 100.00	AA+	1,536,375
	2013A, 5.000%, 6/01/38 (Pre-refunded 6/01/21)
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior
	Series 2014-1:
1,620	5.000%, 11/01/44 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R	1,916,039
380	5.000%, 11/01/44 (Pre-refunded 11/01/24)	11/24 at 100.00	Aa2	449,441
18,276	Total U.S. Guaranteed			19,520,398
	Utilities – 8.0% (5.5% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	634,145
	Refunding Series 2014A, 5.000%, 7/01/29
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Refunding Series 2017:
1,250	5.000%, 7/01/37	7/27 at 100.00	A–	1,473,237
420	5.000%, 7/01/40	7/27 at 100.00	A–	492,269
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts	7/23 at 100.00	AA–	1,396,826
	Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
1,000	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	1,120,080
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	12/20 at 100.00	AAA	60,235
	5.000%, 8/01/22
500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B,	8/26 at 100.00	AA+	611,655
	5.000%, 8/01/40
1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B,	8/27 at 100.00	AA+	1,524,585
	5.000%, 8/01/42
2,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,587,460
	5.000%, 8/01/44
1,130	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2020B,	8/30 at 100.00	AA+	1,488,933
	5.000%, 8/01/45
9,420	Total Utilities			11,389,425
	Water and Sewer – 1.7% (1.1% of Total Investments)
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	12/20 at 100.00	A1	416,452
	5.000%, 12/01/32 – NPFG Insured
1,000	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/27 at 100.00	AA	1,228,620
	2017C, 5.000%, 4/15/37

NMT	Nuveen Massachusetts Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 635	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series	4/29 at 100.00	AA	$ 754,463
	2019E, 4.000%, 4/15/38
2,050	Total Water and Sewer			2,399,535
$ 182,938	Total Long-Term Investments (cost $190,543,218)			207,645,786
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (52.0)% (6)			(73,743,931)
	Other Assets Less Liabilities – 5.5%			7,860,757
	Net Asset Applicable to Common Shares – 100%			$ 141,762,612

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.3% (100.0% of Total Investments)
	Education and Civic Organizations – 30.3% (19.7% of Total Investments)
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy
	Project, Series 2016A:
$ 500	4.000%, 7/01/28	7/24 at 102.00	N/R	$ 528,115
50	5.000%, 7/01/36	7/24 at 102.00	N/R	53,613
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	274,125
	Series 2015A, 5.250%, 7/01/40
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	605,790
	Academy, Series 2014A, 5.750%, 8/01/44
750	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/27 at 102.00	BB+	838,800
	Academy, Series 2019A, 5.250%, 8/01/43
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	102,987
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series	7/24 at 100.00	BB	2,308,570
	2014A, 5.000%, 7/01/44
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project,	7/26 at 100.00	N/R	1,608,343
	Series 2016A, 5.000%, 7/01/46
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project,
	Series 2013A:
300	6.000%, 7/01/33	7/23 at 100.00	BB+	324,432
1,425	6.000%, 7/01/43	7/23 at 100.00	BB+	1,523,026
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University,
	Refunding Series 2017:
750	5.000%, 5/01/37	5/27 at 100.00	BBB–	821,985
2,000	5.000%, 5/01/47	5/27 at 100.00	BBB–	2,153,960
1,580	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,	3/27 at 100.00	Aa2	1,803,712
	Refunding Series 2017, 4.000%, 3/01/42
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of Saint
	Scholastica, Inc., Refunding Series 2019:
500	4.000%, 12/01/34	12/29 at 100.00	Baa2	553,845
425	4.000%, 12/01/40	12/29 at 100.00	Baa2	462,719
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Benedict,	3/26 at 100.00	Baa1	314,266
	Series 2016-8K, 4.000%, 3/01/43
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	673,644
	Refunding Series 2017, 4.000%, 3/01/48
225	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine	10/28 at 100.00	Baa1	261,673
	University, Refunding Series 2018A, 5.000%, 10/01/45
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint
	Thomas, Series 2019:
750	5.000%, 10/01/33	10/29 at 100.00	A2	940,500
235	5.000%, 10/01/40	10/29 at 100.00	A2	287,170
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School	9/24 at 100.00	BB–	721,377
	Project, Series 2014A, 5.000%, 9/01/44
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project,	12/21 at 100.00	BBB–	464,139
	Series 2004A, 5.500%, 12/01/33
295	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s	No Opt. Call	BB	301,555
	School Project, Series 2015, 5.000%, 8/01/22, 144A
1,250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/29 at 100.00	BBB–	1,318,037
	Bonds, Community of Peace Academy Project, Series 2019, 4.000%, 12/01/49

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/21 at 100.00	BB+	$ 1,136,146
	Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	385,150
510	5.375%, 7/01/50	7/25 at 100.00	BB	546,118
1,680	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/23 at 100.00	BB	1,747,939
	Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/22 at 100.00	BBB–	843,768
	Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint	3/23 at 100.00	BB	397,098
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series	10/26 at 100.00	N/R	1,036,750
	2016A, 5.000%, 10/01/41
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds,	12/26 at 102.00	BBB–	567,590
	Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49
1,000	University of Minnesota, General Obligation Bonds, Series 2020A, 5.000%, 11/01/42	11/30 at 100.00	Aa1	1,328,580
25,130	Total Education and Civic Organizations			27,235,522
	Health Care – 33.4% (21.6% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project,	3/26 at 100.00	N/R	261,722
	Refunding Series 2016, 4.000%, 3/01/32
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health	4/27 at 100.00	BBB	206,091
	Services Project, Series 2017, 5.000%, 4/01/41
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essential Health Obligated Group, Series 2018A:
700	5.000%, 2/15/43	2/28 at 100.00	A–	828,772
3,000	5.000%, 2/15/48	2/28 at 100.00	A–	3,524,820
2,750	5.000%, 2/15/53	2/28 at 100.00	A–	3,217,087
500	5.000%, 2/15/58	2/28 at 100.00	A–	583,565
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health
	Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	414,768
230	4.000%, 4/01/31	4/22 at 100.00	BBB	236,132
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial	9/25 at 100.00	Baa1	539,605
	Health Care, Series 2015, 4.000%, 9/01/35
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care,
	Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	240,016
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	196,619
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	290,239
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,144,800
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
1,500	4.000%, 11/15/48	11/28 at 100.00	A+	1,690,380
1,500	5.000%, 11/15/49	11/28 at 100.00	A+	1,809,090
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,	12/20 at 100.00	N/R	664,780
	Refunding Series 2013A, 4.400%, 12/01/33
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds,
	Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	240,026
190	4.750%, 12/01/27	12/20 at 100.00	N/R	189,994
160	5.000%, 12/01/28	12/20 at 100.00	N/R	160,013
310	5.400%, 12/01/33	12/20 at 100.00	N/R	310,053

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 915	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	$ 1,035,835
	4.000%, 11/15/48
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project,	12/20 at 100.00	AA–	30,095
	Series 2010A, 5.125%, 5/01/30
720	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/26 at 100.00	AA–	793,318
	2016A, 4.000%, 5/01/37
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
500	5.000%, 5/01/48	5/29 at 100.00	AA–	610,035
750	4.000%, 5/01/49	5/29 at 100.00	AA–	843,600
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	4,380,800
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
245	4.000%, 11/15/36	11/27 at 100.00	A+	278,560
240	4.000%, 11/15/37	11/27 at 100.00	A+	272,256
2,170	4.000%, 11/15/43	11/27 at 100.00	A+	2,430,595
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	12/20 at 100.00	N/R	1,000,880
	Project, Series 2007-1, 5.000%, 8/01/36
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional
	Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	820,325
630	5.000%, 9/01/34	9/24 at 100.00	A	694,254
26,715	Total Health Care			29,939,125
	Housing/Multifamily – 4.2% (2.7% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments	12/20 at 100.00	Aaa	1,704,845
	Project, Series 2010, 4.500%, 6/01/26
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AAA	363,261
1,700	5.450%, 8/01/41	8/21 at 100.00	AAA	1,737,825
3,755	Total Housing/Multifamily			3,805,931
	Housing/Single Family – 0.6% (0.4% of Total Investments)
12	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue	12/20 at 100.00	AA+	11,598
	Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)
110	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/21 at 100.00	Aaa	112,076
	Securities Program, Series 2011D, 4.700%, 1/01/31
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C,	1/23 at 100.00	AA+	57,037
	3.900%, 7/01/43
30	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C,	7/24 at 100.00	AA+	31,931
	3.500%, 1/01/32
65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F,	7/25 at 100.00	AA+	70,566
	3.300%, 7/01/29
180	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A,	1/27 at 100.00	AA+	183,481
	3.200%, 7/01/30 (AMT)
70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A,	7/27 at 100.00	AA+	73,227
	3.625%, 7/01/32 (AMT)
522	Total Housing/Single Family			539,916
	Industrials – 5.3% (3.4% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond
	Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,423,198
600	4.750%, 6/01/39	6/21 at 100.00	A+	610,602

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	BBB–	$ 2,677,215
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A
4,650	Total Industrials			4,711,015
	Long-Term Care – 12.5% (8.1% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at	11/24 at 100.00	N/R	839,551
	Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford	11/24 at 100.00	Baa1	401,307
	Foundation Project, Series 2014, 4.000%, 11/01/39
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc.,	12/20 at 100.00	N/R	875,315
	Refunding Series 2013, 5.200%, 3/01/43
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc.,
	Refunding Series 2015:
175	5.250%, 1/01/40	1/23 at 100.00	N/R	157,442
850	5.250%, 1/01/46	1/23 at 100.00	N/R	743,010
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,	8/22 at 100.00	N/R	514,615
	Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding	11/22 at 100.00	N/R	1,311,660
	Series 2012, 4.750%, 11/15/28
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill	5/23 at 100.00	N/R	754,012
	City Project, Series 2015, 5.250%, 11/01/45
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc.	8/25 at 100.00	N/R	518,040
	Project, Refunding Series 2017A, 5.000%, 8/01/48
215	Saint Joseph, Minnesota, Senior Housing and Healthcare Revenue Bonds, Woodcrest of	7/24 at 102.00	N/R	212,203
	Country Manor Project, Series 2019 A, 5.000%, 7/01/55
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	6/26 at 100.00	N/R	1,288,170
	Home Project, Series 2016B, 4.900%, 6/01/49
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care	5/23 at 100.00	N/R	475,625
	Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48
1,017	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds,	4/21 at 100.00	N/R	1,019,573
	Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health	12/20 at 100.00	N/R	100,038
	Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian
	Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	515,120
350	4.125%, 9/01/35	9/24 at 100.00	N/R	359,338
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd	1/23 at 100.00	N/R	585,486
	Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39
500	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	526,910
	Refunding Series 2019, 5.000%, 8/01/49
11,252	Total Long-Term Care			11,197,415
	Tax Obligation/General – 30.5% (19.8% of Total Investments)
150	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 3.000%,	2/28 at 100.00	AA	165,562
	2/01/32 – AGM Insured
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,150,210
	Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, Facilities Maintenance Series 2018D:
1,015	4.000%, 2/01/38	2/27 at 100.00	AAA	1,169,483
1,055	4.000%, 2/01/39	2/27 at 100.00	AAA	1,213,282

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General
	Obligation Bonds, School Building Series 2018A:
$ 500	4.000%, 2/01/38	2/27 at 100.00	AAA	$ 576,100
1,000	4.000%, 2/01/42	2/27 at 100.00	AAA	1,143,140
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds,	2/27 at 100.00	Aa2	1,140,839
	Series 2018A, 4.000%, 2/01/43
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation	2/25 at 67.23	AAA	188,484
	Bonds, School Building Series 2015A, 0.000%, 2/01/35
1,000	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota,	2/25 at 100.00	Aa2	1,090,330
	General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36
500	Forest Lake, Washington County, Minnesota, General Obligation Bonds, Series 2019A,	2/29 at 100.00	AA+	612,095
	4.000%, 2/01/32
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School
	Building Series 2015A:
940	0.000%, 2/01/37	2/24 at 56.07	Aa2	520,140
1,075	0.000%, 2/01/38	2/24 at 53.49	Aa2	567,385
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,290,080
	School Building Series 2018A, 4.000%, 2/01/42
345	Lake Crystal, Minnesota, General Obligation Bonds, Series 2019A, 3.000%, 12/15/33	12/27 at 100.00	AA	377,592
500	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation	2/28 at 100.00	AAA	592,015
	Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36
1,345	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series	12/26 at 100.00	AAA	1,547,705
	2018, 4.000%, 12/01/40
2,175	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2018B,	8/28 at 100.00	AAA	2,678,360
	4.000%, 8/01/31
600	Moorhead Independent School District 152, Clay County, Minnesota, General Obligation	2/28 at 100.00	Aa2	645,654
	Bonds, School Building Series 2020A, 3.000%, 2/01/43
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General	2/27 at 100.00	AAA	1,135,040
	Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation	2/27 at 100.00	Aa2	1,139,290
	Bonds, Series 1994, 4.000%, 2/01/37
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School	2/26 at 100.00	AAA	1,113,870
	Building Series 2015B, 4.000%, 2/01/45
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation	2/25 at 62.98	Aa2	580,100
	Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39
1,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation	2/25 at 100.00	Aa2	1,647,360
	Bonds, School Building Series 2015A, 4.000%, 2/01/40
305	Sleepy Eye, Minnesota, General Obligation Bonds, Improvement Series 2020B, 4.000%,	No Opt. Call	AA	370,490
	2/01/28 – MUNICIPAL AS Insured
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation	2/23 at 100.00	AAA	2,069,603
	Bonds, School Building Series 2014A, 3.500%, 2/01/31
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	575,970
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
1,000	White Bear Lake Independent School District 624, Ramsey County, Minnesota, General	2/28 at 100.00	AAA	1,086,940
	Obligation Bonds, School Building Series 2020A, 3.000%, 2/01/42
25,795	Total Tax Obligation/General			27,387,119
	Tax Obligation/Limited – 14.1% (9.1% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation,	2/23 at 100.00	A+	1,043,840
	Series 2015A, 4.000%, 2/01/41
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation,	2/22 at 77.70	Aa2	1,210,928
	Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured

NMS	Nuveen Minnesota Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding	3/23 at 100.00	N/R	$ 126,959
	Series 2015, 4.000%, 3/01/30
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015,	3/24 at 100.00	N/R	517,415
	5.000%, 3/01/29
375	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/25 at 100.00	AA+	416,036
	Series 2016C, 4.000%, 8/01/35
200	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/27 at 100.00	AA+	230,526
	Series 2017A, 4.000%, 8/01/35
500	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/28 at 100.00	AA+	587,025
	Series 2018D, 4.000%, 8/01/39
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series	8/21 at 100.00	AA+	2,294,893
	2011, 5.000%, 8/01/31
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	1,072,420
	Certificates of Participation, Series 2015A, 3.750%, 2/01/36
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota,	2/25 at 100.00	A2	810,705
	Certificates of Participation, Series 2015B, 4.000%, 2/01/42
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of
	Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	169,283
500	4.000%, 2/01/38	2/25 at 100.00	A1	543,450
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue
	Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	467,017
895	5.250%, 4/01/43	4/23 at 100.00	N/R	909,436
1,150	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of	2/29 at 100.00	AAA	1,412,971
	Participation, Series 2019B, 4.000%, 2/01/31
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	862,752
12,225	Total Tax Obligation/Limited			12,675,656
	Transportation – 3.8% (2.5% of Total Investments)
500	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	617,870
	Refunding Subordinate Lien Series 2019A, 5.000%, 1/01/44
750	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	7/29 at 100.00	A+	904,897
	Refunding Subordinate Lien Series 2019B, 5.000%, 1/01/49 (AMT)
1,600	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	AA–	1,902,304
	Senior Lien Series 2016C, 5.000%, 1/01/46
2,850	Total Transportation			3,425,071
	U.S. Guaranteed – 5.4% (3.5% of Total Investments) (4)
1,500	Mankato Independent School District 77, Nicollet and Le Sueur Counties, Minnesota,	2/24 at 100.00	AAA	1,670,610
	General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30 (Pre-refunded 2/01/24)
580	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R	711,672
	HealthEast Inc., Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)
	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series
	2014A:
1,000	4.000%, 1/01/40 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,115,660
1,200	5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3	1,375,608
4,280	Total U.S. Guaranteed			4,873,550
	Utilities – 14.2% (9.2% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	472,328
	2016, 5.000%, 1/01/46
30	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	A–	36,907
	2020A, 5.000%, 1/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A,	10/24 at 100.00	A1	$ 549,565
	4.000%, 10/01/33
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A1	1,179,655
1,200	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	1,437,348
	5.000%, 12/01/47
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3,	10/27 at 100.00	A–	565,255
	4.000%, 10/01/42
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds,
	Series 1994A:
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	1,087,009
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	3,005,990
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	96,028
3,500	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	7/28 at 100.00	Aa3	4,332,160
	2018A, 5.000%, 1/01/49
11,380	Total Utilities			12,762,245
$ 128,554	Total Long-Term Investments (cost $128,932,614)			138,552,565
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (58.8)% (5)			(52,758,322)
	Other Assets Less Liabilities – 4.5%			3,996,264
	Net Asset Applicable to Common Shares – 100%			$ 89,790,507

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 38.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.3% (100.0% of Total Investments)
	Consumer Staples – 4.2% (2.8% of Total Investments)
$ 1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and	No Opt. Call	AA–	$ 1,385,247
	Gamble Inc., Series 1999, 5.200%, 3/15/29 (AMT)
	Education and Civic Organizations – 15.7% (10.2% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	338,142
	4.000%, 11/01/33
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/23 at 100.00	A1	451,972
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	789,968
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	616,482
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	807,809
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	10/25 at 100.00	AA–	1,099,400
	University, Series 2015A, 4.000%, 10/01/42
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	AA–	603,740
	University, Series 2019A, 5.000%, 10/01/46
115	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/27 at 100.00	Baa1	116,214
	Refunding Series 2017, 4.000%, 4/01/34
210	Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series	10/29 at 100.00	AA	234,749
	2019A, 4.000%, 10/01/39 – AGM Insured
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	101,000
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
4,710	Total Education and Civic Organizations			5,159,476
	Health Care – 30.5% (19.9% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	BBB–	333,258
	2016, 5.000%, 8/01/30
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	436,080
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	10/27 at 100.00	A–	290,215
	Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/24 at 100.00	A	347,606
	Freeman Health System, Series 2015, 5.000%, 2/15/35
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	538,885
	BJC Health System, Series 2015A, 4.000%, 1/01/45
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	558,515
	BJC Health System, Series 2013C, 4.000%, 1/01/50 (Mandatory Put 1/01/46)
750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	839,940
	BJC Health System, Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48) (UB) (4)
130	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	Baa2	155,346
	Capital Region Medical Center, Series 2020, 5.000%, 11/01/40
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	1,887,395
	CoxHealth, Series 2013A, 5.000%, 11/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/25 at 100.00	A2	$ 486,073
	CoxHealth, Series 2015A, 5.000%, 11/15/32
150	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	5/29 at 100.00	A2	186,878
	CoxHealth, Series 2019A, 5.000%, 11/15/37
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	AA–	349,542
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37
390	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/22 at 100.00	A+	410,514
	Mercy Health, Series 2012, 4.000%, 11/15/42
550	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	A+	593,582
	Mercy Health, Series 2014F, 4.250%, 11/15/48
515	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	A+	611,820
	Mercy Health, Series 2017C, 5.000%, 11/15/47
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	1,127,110
	Mercy Health, Series 2020, 4.000%, 6/01/53
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	383,092
	Hospital, Series 2017A, 4.000%, 5/15/48
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	515,230
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46
9,080	Total Health Care			10,051,081
	Housing/Single Family – 0.5% (0.3% of Total Investments)
145	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First	11/26 at 100.00	AA+	160,566
	Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37
	Long-Term Care – 9.8% (6.4% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	183,137
	Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	107,693
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/21 at 100.00	BBB	251,512
	Services Projects, Series 2011, 6.000%, 2/01/41
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 100.00	BBB	533,380
	Services Projects, Series 2014A, 5.000%, 2/01/44
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2016A:
400	5.000%, 2/01/36	2/26 at 100.00	BBB	445,892
500	5.000%, 2/01/46	2/26 at 100.00	BBB	549,245
100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/29 at 100.00	BBB	103,520
	Services Projects, Series 2019C, 4.000%, 2/01/48
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship
	Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BB+	257,920
250	5.000%, 9/01/42	9/22 at 100.00	BB+	255,905
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	459,765
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint	12/25 at 100.00	N/R	97,726
	Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45
3,070	Total Long-Term Care			3,245,695
	Tax Obligation/General – 23.0% (15.0% of Total Investments)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation	3/22 at 100.00	A+	524,765
	Bonds, School Building Series 2012, 4.375%, 3/01/32

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds,
	Series 2018:
$ 1,000	4.000%, 3/01/34	3/26 at 100.00	AA	$ 1,133,210
335	4.000%, 3/01/36	3/26 at 100.00	AA	377,555
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation	3/27 at 100.00	AA+	394,352
	Bonds, Refunding Series 2015, 4.000%, 3/01/36
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/24 at 100.00	AA+	550,230
	Refunding & Improvement Series 2015, 4.000%, 3/01/32
200	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	246,624
	Refunding & Improvement Series 2018, 5.000%, 3/01/36
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation	3/21 at 100.00	AA–	505,825
	Bonds, School Building Series 2013A, 5.000%, 3/01/31
1,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program	3/27 at 100.00	AA+	1,172,230
	Series 2017, 4.000%, 3/01/32
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A,	2/28 at 100.00	AA	358,524
	4.000%, 2/01/35
1,000	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019,	3/27 at 100.00	AA	1,147,320
	4.000%, 3/01/39
1,000	Washington School District, Franklin County, Missouri, General Obligation Bonds,	3/27 at 100.00	AA+	1,181,990
	Missouri Direct Deposit Program, Series 2019, 4.000%, 3/01/35
6,675	Total Tax Obligation/General			7,592,625
	Tax Obligation/Limited – 27.5% (18.0% of Total Investments)
500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/29 at 100.00	AA–	580,745
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/48
720	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/30 at 100.00	Aa2	856,685
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2020A, 4.000%, 10/01/44
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project,	6/24 at 100.00	N/R	347,361
	Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri,	3/26 at 100.00	Aa3	161,450
	Certificates of Participation, Mid-Continent Public Library Project, Series 2018,
	4.000%, 3/01/35
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds,	5/25 at 100.00	N/R	252,790
	Series 2017, 5.125%, 5/01/41
350	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series	3/27 at 100.00	AA+	401,562
	2019, 4.000%, 3/01/39
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project,	12/20 at 100.00	N/R	163,800
	Series 2006, 5.000%, 6/01/28 (5)
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	442,160
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds,
	Series 2013B:
250	4.875%, 3/01/33	3/23 at 100.00	BB+	252,872
200	5.000%, 3/01/38	3/23 at 100.00	BB+	202,186
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project,	12/21 at 100.00	Aa2	503,134
	Series 2011B, 4.350%, 12/01/23
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	9/21 at 100.00	AA–	310,329
	Revenue Bonds, Series 2011A, 5.000%, 9/01/32
125	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	No Opt. Call	N/R	127,625
	Parkway Center Community Improvement District, Senior Refunding & Improvement
	Series 2016, 4.250%, 4/01/26, 144A
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series	9/23 at 100.00	AA–	359,278
	2014C, 5.000%, 9/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue
	Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B:
$ 100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	$ 104,146
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	103,522
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/23 at 100.00	A–	256,231
	Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	140,808
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
200	4.550%, 7/01/40	7/28 at 100.00	N/R	216,726
409	0.000%, 7/01/46	7/28 at 41.38	N/R	122,765
170	5.000%, 7/01/58	7/28 at 100.00	N/R	187,505
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
252	4.329%, 7/01/40	7/28 at 100.00	N/R	269,378
9	4.784%, 7/01/58	7/28 at 100.00	N/R	9,798
50	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue	11/29 at 102.00	N/R	47,216
	Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B,
	4.250%, 11/01/49, 144A
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds,	7/24 at 100.00	N/R	250,960
	Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%,
	7/01/44, 144A
175	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention	10/30 at 100.00	AA	216,996
	Center, Expansion & Improvement Projects Series 2020, 5.000%, 10/01/49 – AGM Insured
300	Saint Louis Municipal Library District, Missouri, Certificates of Participation,	3/30 at 100.00	AA	344,448
	Refunding Series 2020, 4.000%, 3/15/44 – BAM Insured
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project,	4/25 at 100.00	Aa2	659,676
	Series 2015, 4.000%, 4/01/35
500	St Charles, Missouri, Certificates of Participation, Refunding Series 2020B,	8/30 at 100.00	Aa3	547,560
	3.000%, 2/01/39
450	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing	11/26 at 100.00	N/R	398,808
	Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds,	6/26 at 100.00	BBB	232,742
	Series 2017, 4.500%, 6/01/36
8,910	Total Tax Obligation/Limited			9,071,262
	Transportation – 6.2% (4.0% of Total Investments)
335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 –	10/23 at 100.00	AA	367,137
	AGM Insured
1,350	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/30 at 100.00	AA	1,659,109
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A,
	5.000%, 3/01/57 – AGM Insured (AMT)
1,685	Total Transportation			2,026,246
	U.S. Guaranteed – 21.4% (14.0% of Total Investments) (6)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	989,944
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33
	(Pre-refunded 10/01/22)
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,	2/21 at 100.00	A	202,148
	Freeman Health System, Series 2011, 5.500%, 2/15/31 (Pre-refunded 2/15/21)
2,000	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/22 at 100.00	AAA	2,136,060
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/22)

NOM	Nuveen Missouri Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	12/21 at 100.00	A+	$ 523,230
	Saint Luke’s Episcopal & Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25
	(Pre-refunded 12/01/21)
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/21 at 100.00	A–	656,548
	of Health Sciences, Series 2011, 5.250%, 10/01/41 (Pre-refunded 10/01/21)
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University	10/23 at 100.00	A–	578,748
	of Health Sciences, Series 2014, 5.000%, 10/01/39 (Pre-refunded 10/01/23)
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	575,223
	University, Series 2011B, 5.000%, 11/15/37 (Pre-refunded 11/15/21)
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1	609,510
	Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)
200	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	1/21 at 100.00	A2	200,772
	MoPEP Facilities, Series 2012, 5.000%, 1/01/37 (Pre-refunded 1/01/21)
100	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R	108,312
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
445	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	1/21 at 100.00	N/R	458,163
	Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)
6,645	Total U.S. Guaranteed			7,038,658
	Utilities – 14.0% (9.1% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation,	1/25 at 100.00	A–	278,855
	Series 2017, 5.000%, 1/01/47
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	190,910
	4.000%, 1/01/35
125	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/26 at 100.00	AAA	150,271
	Refunding & Improvement Series 2016C, 5.000%, 5/01/46
450	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/27 at 100.00	AAA	552,672
	Refunding & Improvement Series 2017A, 5.000%, 5/01/47
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility	1/25 at 100.00	Aa3	575,630
	Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/25 at 100.00	A	403,690
	Point Project, Refunding Series 2014A, 5.000%, 1/01/32
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	1/26 at 100.00	A	550,850
	Point Project, Refunding Series 2015A, 4.000%, 1/01/35
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	594,540
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	699,368
	Participation, Refunding Series 2016C, 5.000%, 12/01/32
550	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	610,693
	Participation, Series 2018, 4.000%, 12/01/39
3,970	Total Utilities			4,607,479
	Water and Sewer – 0.5% (0.3% of Total Investments)
150	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation,	12/24 at 100.00	A+	165,067
	Series 2017, 4.000%, 12/01/37
$ 46,095	Total Long-Term Investments (cost $47,070,095)			50,503,402
	Floating Rate Obligations – (1.8)%			(600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (54.0)% (7)			(17,783,236)
	Other Assets Less Liabilities – 2.5%			832,651
	Net Asset Applicable to Common Shares – 100%			$ 32,952,817

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.9% (100.0% of Total Investments)
	Consumer Staples – 4.5% (2.9% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A:
$ 545	5.250%, 6/01/32	12/20 at 100.00	N/R	$ 545,163
705	5.625%, 6/01/47	12/20 at 100.00	N/R	705,162
4,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	12/20 at 100.00	B–	4,155,882
	Bonds, Series 2007B1, 5.000%, 6/01/47
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/21 at 100.00	B–	6,688,392
	Bonds, Series 2007B2, 5.200%, 6/01/46
75	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	12/20 at 100.00	A1	75,171
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
12,105	Total Consumer Staples			12,169,770
	Education and Civic Organizations – 12.9% (8.5% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue	1/22 at 100.00	A1	1,660,704
	Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue
	Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,255,777
565	4.000%, 1/01/40	1/27 at 100.00	A1	638,682
460	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	12/20 at 100.00	BB–	456,118
	Series 2006, 5.000%, 9/01/26
1,000	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee	1/28 at 100.00	AA	1,245,820
	University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/43
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech	6/27 at 100.00	Aa2	580,240
	Foundation, Refunding Series 2017A, 4.000%, 6/01/36
	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech
	Foundation, Refunding Series 2019A:
500	4.000%, 6/01/37	6/29 at 100.00	Aa2	601,210
905	4.000%, 6/01/39	6/29 at 100.00	Aa2	1,082,851
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds,	9/28 at 100.00	BBB+	830,197
	Lynchburg College, Series 2018A, 5.000%, 9/01/43
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,	4/25 at 100.00	AAA	2,934,025
	Green Series 2015A-2, 5.000%, 4/01/45
	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds,
	Refunding Series 2017A:
1,515	5.000%, 4/01/42	4/27 at 100.00	AAA	1,869,964
9,000	5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	11,108,700
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,005,650
	University Project, Green Series 2015B, 5.000%, 7/01/45, 144A
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount
	University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,526,955
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,022,600
80	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	No Opt. Call	AA	80,333
	and Lee University, Series 2001, 5.375%, 1/01/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington	1/25 at 100.00	AA	$ 1,656,487
	and Lee University, Series 2015A, 5.000%, 1/01/40
2,000	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA–	2,668,460
	5.000%, 11/01/33
30,455	Total Education and Civic Organizations			35,224,773
	Health Care – 21.6% (14.1% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
2,000	4.000%, 7/01/39	7/30 at 100.00	AA–	2,370,620
225	4.000%, 7/01/40	7/30 at 100.00	AA–	266,017
2,055	4.000%, 7/01/45	7/30 at 100.00	AA–	2,394,054
1,000	Chesapeake Hospital Authority, Virginia, Hospital Facility Revenue Bonds, Chesapeake	7/29 at 100.00	A	1,150,370
	Regional Medical Center, Series 2019, 4.000%, 7/01/39
1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Common Spirit Health,	8/29 at 100.00	BBB+	2,141,529
	Series 2019A-1, 4.000%, 8/01/44
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/22 at 100.00	AA+	1,061,380
	Inova Health System, Series 2012A, 5.000%, 5/15/40
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	AA+	2,299,600
	Inova Health System, Series 2018A, 4.000%, 5/15/48
3,800	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding	No Opt. Call	AA+	4,109,890
	Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue	No Opt. Call	A3	2,770,525
	Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23
1,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital	1/25 at 103.00	A+	1,096,580
	Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/25 at 100.00	N/R	3,876,425
	Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Central
	Health Obligated Group, Refunding Series 2017A:
195	5.000%, 1/01/31	1/27 at 100.00	A–	230,268
2,000	5.000%, 1/01/47	1/27 at 100.00	A–	2,275,860
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds,	11/28 at 100.00	AA	1,139,630
	Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	3,343,133
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding
	Series 2013B, 5.000%, 11/01/46
2,000	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion	7/30 at 100.00	AA–	2,326,360
	Clinic Obligated Group, Series 2020A, 4.000%, 7/01/51
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue
	Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,178,770
1,440	5.000%, 6/15/35	6/26 at 100.00	A3	1,685,736
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,492,138
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series	7/27 at 100.00	AA–	3,819,424
	2017B, 5.000%, 7/01/46
5,000	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon	6/30 at 100.00	AA–	5,695,850
	Secours Mercy Health, Inc., Series 2020A, 4.000%, 12/01/49
	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara
	Healthcare, Refunding Series 2020:
1,000	4.000%, 11/01/38	11/29 at 100.00	AA	1,181,360
1,150	4.000%, 11/01/39	11/29 at 100.00	AA	1,355,827
2,700	Washington Health Care Facilities Authority, Revenue Bonds, Common Spirit Health, Series	8/29 at 100.00	BBB+	3,011,526
	2019A-1, 4.000%, 8/01/44

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley
	Health System Obligated Group, Refunding Series 2015:
$ 1,500	5.000%, 1/01/33	1/26 at 100.00	A+	$ 1,749,810
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,162,560
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,211,340
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,391,078
51,915	Total Health Care			58,787,660
	Housing/Multifamily – 7.4% (4.8% of Total Investments)
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue	1/27 at 100.00	N/R	1,037,500
	Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A,	3/21 at 100.00	AA+	1,005,060
	3.625%, 3/01/32
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,057,960
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,056,680
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C,	8/24 at 100.00	AA+	958,563
	4.000%, 8/01/45
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E,	12/24 at 100.00	AA+	2,936,890
	3.750%, 12/01/40
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B,	5/25 at 100.00	AA+	1,600,665
	3.350%, 5/01/36
1,700	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A,	3/26 at 100.00	AA+	1,829,846
	3.875%, 3/01/47
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A,	3/28 at 100.00	AA+	3,312,900
	3.800%, 9/01/44
1,855	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020E,	7/29 at 100.00	AA+	1,886,554
	2.500%, 7/01/45
2,165	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020G,	9/29 at 100.00	Aa1	2,184,485
	2.400%, 9/01/45
1,300	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue	12/20 at 100.00	AA+	1,304,173
	Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51
19,170	Total Housing/Multifamily			20,171,276
	Long-Term Care – 7.5% (4.9% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities	10/25 at 100.00	BBB+	961,128
	Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/50
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities
	Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/42	10/24 at 102.00	BBB+	2,116,639
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	722,764
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities	12/23 at 100.00	BBB+	1,044,650
	Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/47
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility	10/26 at 103.00	A–	1,086,210
	Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2020, 4.000%, 10/01/50
	(WI/DD, Settling 12/01/20)
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/25 at 102.00	BBB–	1,002,650
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016, 4.000%, 1/01/37
1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue	1/23 at 103.00	BBB–	1,309,263
	Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A, 5.000%, 1/01/48
	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement
	Community, Inc., Harbor’s Edge Project, Series 2019A:
625	5.000%, 1/01/49	1/24 at 104.00	N/R	648,350
2,700	5.250%, 1/01/54	1/24 at 104.00	N/R	2,833,191

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Prince William County Industrial Development Authority, Virginia, Residential Care
	Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016:
$ 670	5.000%, 1/01/37	1/25 at 102.00	BB	$ 678,027
2,000	5.000%, 1/01/46	1/25 at 102.00	BB	1,994,240
1,000	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage	12/22 at 100.00	N/R	1,000,280
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	4.625%, 12/01/27
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage
	Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group,
	Refunding Series 2016:
1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	1,051,880
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	1,994,611
1,900	Virginia Small Business Financing Authority, Revenue Bonds, National Senior Campuses	7/27 at 103.00	A	2,083,027
	Inc. Obligated Group, Series 2020A, 4.000%, 1/01/51
19,630	Total Long-Term Care			20,526,910
	Tax Obligation/General – 1.0% (0.7% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B,	No Opt. Call	AAA	2,204,230
	5.000%, 8/15/22
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series	No Opt. Call	AA+	557,259
	2017D, 5.000%, 3/01/33
2,415	Total Tax Obligation/General			2,761,489
	Tax Obligation/Limited – 33.8% (22.1% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding
	County Projects, Series 2017:
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,171,548
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,668,152
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds,
	Golf Course Project, Series 2005A:
310	5.250%, 7/15/25 – ACA Insured	12/20 at 100.00	N/R	310,372
520	5.500%, 7/15/35 – ACA Insured	12/20 at 100.00	N/R	520,411
1,150	Dulles Town Center Community Development Authority, Loudon County, Virginia Special	3/22 at 100.00	N/R	1,157,590
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	104,139
	Series 2015, 5.600%, 3/01/45, 144A
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue	10/27 at 100.00	AA+	1,265,990
	Bonds, Refunding Series 2017B, 5.000%, 10/01/33
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail	4/27 at 100.00	AA+	1,824,855
	Parking System Project, Series 2017, 5.000%, 4/01/42
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	4,517,560
	5.000%, 11/15/34
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,053,181
500	5.250%, 1/01/36	1/22 at 100.00	BB	517,730
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,154,870
	5.000%, 12/01/34
2,000	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Senior Lien	7/30 at 100.00	AA	2,612,080
	Series 2020A, 5.250%, 7/01/60
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
4,000	5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA+	4,927,480
13,000	5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA+	15,957,630
2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	2,455,020
1,000	5.500%, 7/01/57	1/28 at 100.00	AA+	1,258,260

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 965	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment	3/25 at 100.00	N/R	$ 975,586
	Bonds, Series 2015, 5.000%, 3/01/35, 144A
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation
	Bonds, Refunding Series 2018:
360	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	374,936
3,000	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	3,166,530
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	720,536
	5.500%, 7/01/29 – AMBAC Insured
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding	No Opt. Call	C	4,268,305
	Series 2005C, 0.000%, 7/01/28 – AMBAC Insured
5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A,	No Opt. Call	C	3,521,312
	0.000%, 7/01/29 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
57	0.000%, 7/01/24	No Opt. Call	N/R	53,326
96	0.000%, 7/01/27	No Opt. Call	N/R	84,221
94	0.000%, 7/01/29	7/28 at 98.64	N/R	78,330
121	0.000%, 7/01/31	7/28 at 91.88	N/R	92,530
136	0.000%, 7/01/33	7/28 at 86.06	N/R	96,005
1,173	4.500%, 7/01/34	7/25 at 100.00	N/R	1,257,608
3,609	0.000%, 7/01/51	7/28 at 30.01	N/R	783,045
6,310	5.000%, 7/01/58	7/28 at 100.00	N/R	6,959,741
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
550	4.329%, 7/01/40	7/28 at 100.00	N/R	587,928
4	4.536%, 7/01/53	7/28 at 100.00	N/R	4,289
62	4.784%, 7/01/58	7/28 at 100.00	N/R	67,496
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding	No Opt. Call	Baa2	813,200
	Series 2007CC, 5.500%, 7/01/28 – NPFG Insured
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,670,955
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	AA	2,517,088
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,241,168
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
1,330	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,441,707
	Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,846,664
	2012A, 5.000%, 10/01/32 – AGM Insured
1,500	Virginia College Building Authority Educational Facilities Revenue Bonds 21st Century	2/30 at 100.00	AA+	1,839,675
	College and Equipment Programs Series 2020A, 4.000%, 2/01/38
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation	9/26 at 100.00	AA+	4,358,410
	Revenue Notes, Series 2016, 5.000%, 9/15/30
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B,	8/29 at 100.00	AA+	2,451,980
	4.000%, 8/01/38 (AMT)
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A,	8/25 at 100.00	AA+	2,434,700
	5.000%, 8/01/26
35	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	AAA	37,899
	Series 2012A, 5.000%, 11/01/42
120	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	130,465
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%,
	4/01/41, 144A
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/22 at 100.00	AA+	1,045,430
	2012, 4.000%, 5/15/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/27 at 100.00	AA+	$ 1,159,480
	2017, 4.000%, 5/15/42
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series	5/28 at 100.00	AA+	1,186,260
	2018, 4.000%, 5/15/38
920	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	Aa2	1,140,036
	Series 2016, 5.000%, 12/01/36
86,087	Total Tax Obligation/Limited			91,883,709
	Transportation – 43.6% (28.5% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	920,359
375	4.000%, 7/01/34	7/26 at 100.00	A2	420,139
400	4.000%, 7/01/35	7/26 at 100.00	A2	447,556
250	4.000%, 7/01/38	7/26 at 100.00	A2	277,843
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,
	First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	2,019,573
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	9,564,922
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital
	Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB+	2,085,900
4,125	0.000%, 7/15/40 (5)	7/28 at 100.00	BBB+	4,275,851
1,000	0.000%, 7/15/40 – AGM Insured (5)	7/28 at 100.00	AA	1,112,620
4,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	5,063,625
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series
	2019B, 4.000%, 10/01/44
3,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	3,966,136
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,673,480
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	8,474,504
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	758,486
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	3,010,158
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	8,803,398
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
7,300	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/26 at 100.00	Aa3	8,709,703
	Series 2016A, 5.000%, 10/01/35 (AMT)
375	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	Aa3	457,631
	Series 2017, 5.000%, 10/01/34 (AMT)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2018A:
2,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	Aa3	2,505,760
3,290	5.000%, 10/01/36 (AMT)	10/28 at 100.00	Aa3	4,057,689
2,000	5.000%, 10/01/38 (AMT)	10/28 at 100.00	Aa3	2,449,620
4,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/29 at 100.00	Aa3	5,004,800
	Series 2019A, 5.000%, 10/01/38 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B+	151,347
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B+	598,005
1,740	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2019, 5.000%, 7/01/43	7/29 at 100.00	A–	2,099,101
1,290	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System,	No Opt. Call	A	1,352,668
	Series 2002, 5.250%, 7/15/22 – FGIC Insured

NPV	Nuveen Virginia Quality Municipal Income Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform
	66 P3 Project, Senior Lien Series 2017:
$ 4,000	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	$ 4,576,920
5,785	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	6,608,090
1,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	1,555,050
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes
	LLC Project, Series 2019:
250	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	258,755
3,785	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	3,913,160
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	788,310
5,025	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	5,358,057
5,700	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	5,966,703
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
3,000	5.000%, 7/01/36	7/27 at 100.00	AA	3,684,990
2,000	5.000%, 7/01/42	7/27 at 100.00	AA	2,423,020
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,209,330
	Bonds, Series 2018, 5.000%, 7/01/43
111,455	Total Transportation			118,603,259
	U.S. Guaranteed – 12.6% (8.3% of Total Investments) (6)
1,220	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%,	No Opt. Call	AA	1,340,707
	11/01/24 – AGM Insured (ETM)
225	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21	No Opt. Call	AA	231,696
	– AGM Insured (ETM)
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds,	No Opt. Call	Baa2	1,224,155
	Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	3,716,786
	Initiatives, Series 2013A, 5.250%, 1/01/40 (Pre-refunded 1/01/23)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	917,965
	Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
1,295	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,300,115
5,205	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,225,560
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate
	Series 2018A:
1,415	5.000%, 10/01/40 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,856,480
1,010	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,325,120
1,000	5.000%, 10/01/43 (Pre-refunded 10/01/27)	10/27 at 100.00	AA+	1,312,000
1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AAA	2,100,287
	(Pre-refunded 3/01/27)
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing	9/21 at 100.00	N/R	1,689,153
	Revenue Bonds, George Mason University Foundation Prince William Housing LLC
	Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB,	No Opt. Call	A2	765,018
	5.250%, 7/01/22 – AGM Insured (ETM)
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century	2/21 at 100.00	AA+	1,207,668
	College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)
5,225	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program,	11/22 at 100.00	N/R	5,698,542
	Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County	11/22 at 63.13	AA	627,450
	- Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34 (Pre-refunded 11/01/22)
915	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding	12/26 at 100.00	N/R	1,164,795
	Series 2016, 5.000%, 12/01/36 (Pre-refunded 12/01/26)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley	1/24 at 100.00	A+	$ 2,668,928
	Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44 (Pre-refunded 1/01/24)
31,230	Total U.S. Guaranteed			34,372,425
	Utilities – 8.0% (5.2% of Total Investments)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,015,000
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22)
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	1,906,384
	Series 2016, 5.000%, 1/01/46
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/30 at 100.00	A–	1,230,230
	Series 2020A, 5.000%, 1/01/50
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,617,795
495	5.000%, 10/01/34	10/22 at 100.00	BBB	520,418
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,538,830
1,000	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	1,244,430
625	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	650,000
	5.250%, 7/01/42
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	Aa1	6,143,200
1,000	5.000%, 1/15/35	1/26 at 100.00	Aa1	1,226,930
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	12/20 at 100.00	CCC	699,194
	Series 2007A, 5.000%, 7/01/24
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta	7/23 at 100.00	B	1,030,940
	Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38) , 144A
19,025	Total Utilities			21,823,351
$ 383,487	Total Long-Term Investments (cost $378,560,006)			416,324,622
	Floating Rate Obligations – (7.5)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (46.9)% (7)			(127,655,807)
	Other Assets Less Liabilities – 1.5%			4,033,063
	Net Asset Applicable to Common Shares – 100%			$ 272,351,878

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.7%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)

	NKG	NMY	NMT
Assets
Long-term investments, at value (cost $209,377,459, $509,766,004 and $190,543,218, respectively)	$225,436,814	$549,390,644	$207,645,786
Short-term investments, at value (cost $88,123, $ — and $ —, respectively)	91,264	—	—
Cash	781,040	5,353,634	2,815,818
Receivable for:
Interest	2,902,798	8,077,040	2,912,234
Investments sold	210,000	45,000	3,280,000
Other assets	605	32,460	2,329
Total assets	229,422,521	562,898,778	216,656,167
Liabilities
Cash overdraft	—	—	—
Floating rate obligations	19,600,000	27,120,000	—
Payable for:
Dividends	456,690	1,193,106	418,090
Interest	51,558	85,551	—
Investments purchased - regular settlement	—	—	—
Investments purchased - when-issued/delayed-delivery settlement	1,151,310	1,190,850	571,489
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $58,500,000, $182,000,000 and $ —, respectively)	58,440,435	181,902,984	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ — $ — and $ —, respectively)	—	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $74,000,000, respectively)	—	—	73,743,931
Accrued expenses:
Management fees	111,754	269,044	109,521
Trustees fees	679	33,534	704
Other	49,015	441,283	49,820
Total liabilities	79,861,441	212,236,352	74,893,555
Net assets applicable to common shares	$149,561,080	$350,662,426	$141,762,612
Common shares outstanding	10,399,813	23,099,664	9,322,751
Net asset value (“NAV”) per common share outstanding	$14.38	$15.18	$15.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$103,998	$230,997	$93,228
Paid-in surplus	137,125,843	324,924,292	129,292,650
Total distributable earnings	12,331,239	25,507,137	12,376,734
Net assets applicable to common shares	$149,561,080	$350,662,426	$141,762,612
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

	NMS	NOM	NPV
Assets
Long-term investments, at value (cost $128,932,614, $47,070,095 and $378,560,006, respectively)	$138,552,565	$50,503,402	$416,324,622
Short-term investments, at value (cost $—, $ — and $ —, respectively)	—	—	—
Cash	—	525,199	130,784
Receivable for:
Interest	1,730,720	501,940	5,286,395
Investments sold	2,899,603	261,806	880,833
Other assets	588	6,999	29,420
Total assets	143,183,476	51,799,346	422,652,054
Liabilities
Cash overdraft	221,489	—	—
Floating rate obligations	—	600,000	20,350,000
Payable for:
Dividends	296,220	99,520	822,453
Interest	—	2,926	85,770
Investments purchased - regular settlement	—	302,911	—
Investments purchased - when-issued/delayed-delivery settlement	—	—	1,061,890
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $52,800,000, $ —,and $ —, respectively)	52,758,322	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $ —, $18,000,000 and $ —, respectively)	—	17,783,236	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $ —, $ — and $128,000,000, respectively)	—	—	127,655,807
Accrued expenses:
Management fees	70,507	25,543	203,557
Trustees fees	466	167	24,830
Other	45,965	32,226	95,869
Total liabilities	53,392,969	18,846,529	150,300,176
Net assets applicable to common shares	$89,790,507	$32,952,817	$272,351,878
Common shares outstanding	5,782,386	2,346,381	17,884,527
Net asset value (“NAV”) per common share outstanding	$15.53	$14.04	$15.23
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$57,824	$23,464	$178,845
Paid-in surplus	80,893,613	30,635,333	250,234,665
Total distributable earnings	8,839,070	2,294,020	21,938,368
Net assets applicable to common shares	$89,790,507	$32,952,817	$272,351,878
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)

	NKG	NMY	NMT
Investment Income	$3,926,783	$10,472,466	$3,827,469
Expenses
Management fees	680,663	1,637,274	667,248
Interest expense and amortization of offering costs	337,923	1,021,940	356,378
Custodian fees	11,610	26,244	13,181
Trustees fees	2,990	7,615	3,096
Professional fees	17,129	29,226	18,853
Shareholder reporting expenses	10,751	19,850	4,130
Shareholder servicing agent fees	7,647	10,512	1,112
Stock exchange listing fees	3,216	3,216	3,216
Investor relations expenses	4,244	11,209	4,421
Merger expenses	—	350,000	—
Other	13,416	26,159	19,611
Total expenses	1,089,589	3,143,245	1,091,246
Net investment income (loss)	2,837,194	7,329,221	2,736,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	606,090	276,207	67,842
Change in net unrealized appreciation (depreciation) of investments	3,604,026	18,074,117	4,904,061
Net realized and unrealized gain (loss)	4,210,116	18,350,324	4,971,903
Net increase (decrease) in net assets applicable to common shares
from operations	$7,047,310	$25,679,545	$7,708,126

See accompanying notes to financial statements.

	NMS	NOM	NPV
Investment Income	$2,703,121	$985,090	$7,624,907
Expenses
Management fees	428,958	155,751	1,238,289
Interest expense and amortization of offering costs	272,235	107,050	784,170
Custodian fees	11,282	7,647	19,948
Trustees fees	2,044	733	5,740
Professional fees	17,114	19,222	36,379
Shareholder reporting expenses	8,158	5,634	16,893
Shareholder servicing agent fees	7,422	7,465	2,792
Stock exchange listing fees	3,216	3,217	3,216
Investor relations expenses	2,887	945	8,336
Merger expenses	—	—	—
Other	11,780	10,052	35,019
Total expenses	765,096	317,716	2,150,782
Net investment income (loss)	1,938,025	667,374	5,474,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	36,386	12,069	(29,207)
Change in net unrealized appreciation (depreciation) of investments	3,901,092	846,158	12,570,406
Net realized and unrealized gain (loss)	3,937,478	858,227	12,541,199
Net increase (decrease) in net assets applicable to common shares
from operations	$5,875,503	$1,525,601	$18,015,324

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NKG		NMY
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/20	5/31/20	11/30/20	5/31/20
Operations
Net investment income (loss)	$2,837,194	$4,953,285	$7,329,221	$13,271,268
Net realized gain (loss) from investments	606,090	(719,960)	276,207	(2,449,067)
Change in net unrealized appreciation (depreciation) of investments	3,604,026	1,377,176	18,074,117	(8,668,995)
Net increase (decrease) in net assets applicable to common shares
from operations	7,047,310	5,610,501	25,679,545	2,153,206
Distributions to Common Shareholders
Dividends	(2,599,953)	(4,648,716)	(6,929,881)	(12,300,571)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,599,953)	(4,648,716)	(6,929,881)	(12,300,571)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	4,447,357	961,785	18,749,664	(10,147,365)
Net assets applicable to common
shares at the beginning of period	145,113,723	144,151,938	331,912,762	342,060,127
Net assets applicable to common
shares at the end of period	$149,561,080	$145,113,723	$350,662,426	$331,912,762

See accompanying notes to financial statements.

	NMT		NMS
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/20	5/31/20	11/30/20	5/31/20
Operations
Net investment income (loss)	$2,736,223	$4,806,292	$1,938,025	$3,392,016
Net realized gain (loss) from investments	67,842	125,397	36,386	(354,596)
Change in net unrealized appreciation (depreciation) of investments	4,904,061	(1,022,034)	3,901,092	(1,883,164)
Net increase (decrease) in net assets applicable to common shares
from operations	7,708,126	3,909,655	5,875,503	1,154,256
Distributions to Common Shareholders
Dividends	(2,517,134)	(4,619,423)	(1,728,934)	(3,321,981)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,517,134)	(4,619,423)	(1,728,934)	(3,321,981)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	5,190,992	(709,768)	4,146,569	(2,167,725)
Net assets applicable to common
shares at the beginning of period	136,571,620	137,281,388	85,643,938	87,811,663
Net assets applicable to common
shares at the end of period	$141,762,612	$136,571,620	$89,790,507	$85,643,938

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NOM		NPV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/20	5/31/20	11/30/20	5/31/20
Operations
Net investment income (loss)	$667,374	$1,164,727	$5,474,125	$9,674,192
Net realized gain (loss) from investments	12,069	(153,010)	(29,207)	(1,816,192)
Change in net unrealized appreciation (depreciation) of investments	846,158	(333,612)	12,570,406	(1,326,562)
Net increase (decrease) in net assets applicable to common shares
from operations	1,525,601	678,105	18,015,324	6,531,438
Distributions to Common Shareholders
Dividends	(577,139)	(1,143,252)	(5,095,901)	(9,395,020)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(577,139)	(1,143,252)	(5,095,901)	(9,395,020)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	8,145	17,775	94,130	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	8,145	17,775	94,130	—
Net increase (decrease) in net assets
applicable to common shares	956,607	(447,372)	13,013,553	(2,863,582)
Net assets applicable to common
shares at the beginning of period	31,996,210	32,443,582	259,338,325	262,201,907
Net assets applicable to common
shares at the end of period	$32,952,817	$31,996,210	$272,351,878	$259,338,325

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended November 30, 2020 (Unaudited)

	NKG	NMY	NMT
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$7,047,310	$25,679,545	$7,708,126
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(12,296,721)	(25,319,746)	(6,368,750)
Proceeds from sales and maturities of investments	9,729,617	20,145,301	8,824,690
Proceeds from (Purchase of) short-term investments, net	54,069	—	—
Amortization (Accretion) of premiums and discounts, net	817,288	1,086,062	856,557
Amortization of deferred offering costs	3,729	6,076	4,888
(Increase) Decrease in:
Receivable for interest	(11,892)	168,220	12,677
Receivable for investments sold	505,000	8,264,174	(3,280,000)
Other assets	3,219	1,932	6,731
Increase (Decrease) in:
Payable for interest	(16,657)	(24,736)	—
Payable for investments purchased – regular settlement	—	(2,168,872)	—
Payable for investments purchased – when-issued/delayed delivery settlement	1,151,310	1,190,850	571,489
Accrued management fees	(1,161)	258	(504)
Accrued Trustees fees	(1,262)	(1,360)	(1,312)
Accrued other expenses	(8,029)	354,743	(10,476)
Net realized (gain) loss from investments	(606,090)	(276,207)	(67,842)
Change in net unrealized (appreciation) depreciation of investments	(3,604,026)	(18,074,117)	(4,904,061)
Net cash provided by (used in) operating activities	2,765,704	11,032,123	3,352,213
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	—	—	—
(Repayments of) floating rate obligations	—	(1,285,000)	—
Cash distributions paid to common shareholders	(2,548,210)	(6,792,525)	(2,502,358)
Net cash provided by (used in) financing activities	(2,548,210)	(8,077,525)	(2,502,358)
Net Increase (Decrease) in Cash	217,494	2,954,598	849,855
Cash at the beginning of period	563,546	2,399,036	1,965,963
Cash at the end of period	$781,040	$5,353,634	$2,815,818

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMT
Cash paid for interest (excluding amortization of offering costs)	$350,850	$1,040,600	$351,490
Non-cash financing activities not included herein consist of reinvestments of
common share distributions	—	—	—

See accompanying notes to financial statements.

Statement of Cash Flows (Unaudited) (continued)

	NMS	NOM	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,875,503	$1,525,601	$18,015,324
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(5,083,352)	(4,508,799)	(20,710,342)
Proceeds from sales and maturities of investments	3,624,733	4,789,641	18,226,226
Proceeds from (Purchase of) short-term investments, net	2,615,000	—	—
Amortization (Accretion) of premiums and discounts, net	65,972	95,381	626,487
Amortization of deferred offering costs	2,609	4,048	7,607
(Increase) Decrease in:
Receivable for interest	6,301	18,194	(151,282)
Receivable for investments sold	(1,790,020)	(256,790)	3,222,918
Other assets	3,220	(282)	(1,257)
Increase (Decrease) in:
Payable for interest	—	(1,197)	(33,272)
Payable for investments purchased – regular settlement	(32,467)	126,995	—
Payable for investments purchased – when-issued/delayed delivery settlement	(366,872)	—	1,061,890
Accrued management fees	224	(327)	342
Accrued Trustees fees	(868)	(314)	(984)
Accrued other expenses	(9,429)	(13,996)	9,661
Net realized (gain) loss from investments	(36,386)	(12,069)	29,207
Change in net unrealized (appreciation) depreciation of investments	(3,901,092)	(846,158)	(12,570,406)
Net cash provided by (used in) operating activities	973,076	919,928	7,732,119
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	221,489	—	(2,623,816)
(Repayments of) floating rate obligations	—	—	—
Cash distributions paid to common shareholders	(1,683,889)	(550,656)	(4,977,519)
Net cash provided by (used in) financing activities	(1,462,400)	(550,656)	(7,601,335)
Net Increase (Decrease) in Cash	(489,324)	369,272	130,784
Cash at the beginning of period	489,324	155,927	—
Cash at the end of period	$—	$525,199	$130,784

Supplemental Disclosure of Cash Flow Information	NMS	NOM	NPV
Cash paid for interest (excluding amortization of offering costs)	$269,625	$104,200	$809,835
Non-cash financing activities not included herein consists of reinvestments of
common share distributions	—	8,145	94,130

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net	lated Net		Share			Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired		NAV	Price
NKG
Year Ended 5/31:
2021(d)	$13.95	$0.27	$0.41	$0.68	$(0.25)	$—	$(0.25)	$—		$14.38	$12.72
2020	13.86	0.48	0.06	0.54	(0.45)	—	(0.45)	—		13.95	11.98
2019	13.32	0.46	0.48	0.94	(0.43)	—	(0.43)	0.03		13.86	12.46
2018	13.80	0.49	(0.46)	0.03	(0.51)	—	(0.51)	—		13.32	11.38
2017	14.40	0.55	(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28

NMY
Year Ended 5/31:
2021(d)	14.37	0.32	0.79	1.11	(0.30)	—	(0.30)	—		15.18	13.72
2020	14.81	0.57	(0.48)	0.09	(0.53)	—	(0.53)	—		14.37	12.62
2019	14.29	0.54	0.49	1.03	(0.53)	—	(0.53)	0.02		14.81	12.79
2018	14.65	0.56	(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61	(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(c)

4.91%	8.34%	$149,561	1.47	%**	3.83	%**	4%
3.90	(0.33)	145,114	2.13		3.40		9
7.49	13.72	144,152	2.45		3.50		20
0.22	(10.74)	140,485	2.19		3.64		15
0.07	(2.76)	145,577	2.10		3.94		13
7.80	16.94	151,860	1.60		4.83		13

7.77	11.19	350,662	1.72	**	4.35	**	4
0.55	2.73	331,913	2.34		3.85		13
7.56	9.40	342,060	2.61		3.82		17
1.68	(2.10)	333,542	2.25		3.91		20
1.61	0.69	342,427	2.08		4.14		42
8.13	14.77	352,581	1.55		4.56		19

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NKG		NMY
Year Ended 5/31:		Year Ended 5/31:
2021(d)	0.46%**	2021(d)	0.59%**
2020	1.09	2020	1.30
2019	1.36	2019	1.56
2018	1.11	2018	1.21
2017	1.03	2017	1.04
2016	0.55	2016	0.55

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended November 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Premium
								per	Discount
						From		Share	per
	Beginning	Net	Net		From	Accumu-		Sold	Share
	Common	Investment	Realized/		Net	lated Net		through	Repurchased			Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	and		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Retired		NAV	Price
NMT
Year Ended 5/31:
2021(d)	$14.65	$0.29	$0.54	$0.83	$(0.27)	$—	$(0.27)	$—	$—		$15.21	$14.79
2020	14.73	0.52	(0.10)	0.42	(0.50)	—	(0.50)	—	—		14.65	13.15
2019	14.28	0.52	0.42	0.94	(0.50)	—	(0.50)	—	0.01		14.73	12.84
2018	14.72	0.59	(0.40)	0.19	(0.63)	—	(0.63)	—	—		14.28	12.64
2017	15.34	0.64	(0.58)	0.06	(0.68)	—	(0.68)	—	—		14.72	13.90
2016	14.67	0.69	0.69	1.38	(0.71)	—	(0.71)	—	—		15.34	14.99

NMS
Year Ended 5/31:
2021(d)	14.81	0.34	0.68	1.02	(0.30)	—	(0.30)	—	—		15.53	14.95
2020	15.19	0.59	(0.40)	0.19	(0.57)	—	(0.57)	—	—		14.81	13.55
2019	14.69	0.62	0.50	1.12	(0.62)	—	(0.62)	—	—	*	15.19	13.76
2018	15.08	0.70	(0.37)	0.33	(0.74)	—	(0.74)	0.02	—		14.69	13.60
2017	15.78	0.70	(0.62)	0.08	(0.79)	—	(0.79)	0.01	—		15.08	16.18
2016	15.46	0.80	0.33	1.13	(0.81)	—	(0.81)	—	—		15.78	15.99

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(c)
5.70%	14.60%	$141,763	1.56	%**	3.90	%**	3%
2.83	6.14	136,572	2.20		3.47		11
6.87	5.80	137,281	2.45		3.70		16
1.29	(4.84)	133,468	2.13		4.04		17
0.43	(2.78)	137,639	1.91		4.29		12
9.64	20.01	143,395	1.62		4.65		13

6.92	12.61	89,791	1.72	**	4.37	**	3
1.24	2.57	85,644	2.46		3.85		12
7.88	6.13	87,812	2.75		4.25		30
2.37	(11.55)	85,067	2.40		4.66		13
0.68	6.41	84,726	2.47		4.59		19
7.47	12.84	87,942	1.69		5.14		17

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMT		NMS
Year Ended 5/31:		Year Ended 5/31:
2021(d)	0.51%**	2021(d)	0.61%**
2020	1.14	2020	1.32
2019	1.30	2019	1.59
2018	1.00	2018	1.06
2017	0.83	2017	1.29
2016	0.58	2016	0.62

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended November 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
									Discount
	Beginning	Net	Net		From	Accumu-			Per
	Common	Investment	Realized/		Net	lated Net			Share		Ending
	Share	Income	Unrealized		Investment	Realized	Return of		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Capital	Total	and Retired	NAV	Price
NOM
Year Ended 5/31:
2021(d)	$13.64	$0.28	$0.37	$0.65	$(0.25)	$—	$—	$(0.25)	$—	$14.04	$14.20
2020	13.84	0.50	(0.21)	0.29	(0.49)	—	—	(0.49)	—	13.64	14.56
2019	13.48	0.52	0.36	0.88	(0.52)	—	—	(0.52)	—	13.84	13.97
2018	13.95	0.57	(0.41)	0.16	(0.62)	—	(0.01)	(0.63)	—	13.48	13.34
2017	14.45	0.65	(0.44)	0.21	(0.71)	—	—	(0.71)	—	13.95	16.20
2016	13.91	0.72	0.55	1.27	(0.73)	—	—	(0.73)	—	14.45	16.03

NPV
Year Ended 5/31:
2021(d)	14.51	0.31	0.70	1.01	(0.29)	—	—	(0.29)	—	15.23	15.54
2020	14.67	0.54	(0.17)	0.37	(0.53)	—	—	(0.53)	—	14.51	13.40
2019	14.17	0.53	0.49	1.02	(0.53)	—	—	(0.53)	0.01	14.67	12.92
2018	14.49	0.56	(0.32)	0.24	(0.56)	—	—	(0.56)	—	14.17	12.35
2017	15.00	0.58	(0.50)	0.08	(0.59)	—	—	(0.59)	—	14.49	13.25
2016	14.50	0.66	0.53	1.19	(0.69)	—	—	(0.69)	—	15.00	14.43

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(c)
4.77%	(0.74)%	$32,953	1.95	%*	4.09	%*	9%
2.07	7.93	31,996	2.66		3.58		10
6.70	9.06	32,444	2.72		3.90		23
1.15	(13.89)	31,605	2.54		4.15		20
1.53	5.77	32,658	2.27		4.65		14
9.40	10.34	33,777	1.94		5.13		5

6.97	18.19	272,352	1.60	*	4.08	*	4
2.48	7.74	259,338	2.20		3.65		18
7.49	9.23	262,202	2.48		3.81		21
1.70	(2.62)	254,175	2.07		3.92		22
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NOM		NPV
Year Ended 5/31:		Year Ended 5/31:
2021(d)	0.66%*	2021(d)	0.58%*
2020	1.29	2020	1.18
2019	1.40	2019	1.42
2018	1.19	2018	1.02
2017	0.99	2017	0.94
2016	0.69	2016	0.62

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended November 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
	AMTP Shares		VMTP Shares
	at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NKG
Year Ended 5/31:
2021(a)	$58,500	$355,660	$—	$—
2020	58,500	348,058	—	—
2019	58,500	346,414	—	—
2018	—	—	82,000	271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480

NMY
Year Ended 5/31:
2021(a)	182,000	292,672	—	—
2020	182,000	282,370	—	—
2019	182,000	287,945	—	—
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126

(a)	For the six months ended November 30, 2020.

See accompanying notes to financial statements.

	AMTP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NMT
Year Ended 5/31:
2021(a)	$—	$—	$—	$—	$74,000	$291,571
2020	—	—	—	—	74,000	284,556
2019	—	—	—	—	74,000	285,515
2018	—	—	—	—	74,000	280,362
2017	—	—	—	—	74,000	285,999
2016	—	—	74,000	293,776	—	—

NMS
Year Ended 5/31:
2021(a)	52,800	270,058	—	—	—	—
2020	52,800	262,204	—	—	—	—
2019	52,800	266,310	—	—	—	—
2018	—	—	52,800	261,111	—	—
2017	—	—	52,800	260,466	—	—
2016	—	—	44,100	299,415	—	—

(a)	For the six months ended November 30, 2020.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
	MFP Shares		VMTP Shares		VRDP Shares
	at the End of Period		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NOM
Year Ended 5/31:
2021(a)	$18,000	$283,071	$—	$—	$—	$—
2020	18,000	277,757	—	—	—	—
2019	18,000	280,242	—	—	—	—
2018	18,000	275,584	—	—	—	—
2017	—	—	18,000	281,436	—	—
2016	—	—	18,000	287,651	—	—

NPV
Year Ended 5/31:
2021(a)	—	—	—	—	128,000	312,775
2020	—	—	—	—	128,000	302,608
2019	—	—	—	—	128,000	304,845
2018	—	—	—	—	128,000	298,574
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125

(a)	For the six months ended November 30, 2020.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Massachusetts Quality Municipal Income Fund (NMT)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NMT and NPV were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of NMY (the “Target Fund”) into Nuveen Quality Municipal Income Fund (NAD) (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create a larger fund with lower operating expenses and increased trading volume on the exchange for common shares. The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund in exchange for preferred shares of the Target Fund held immediately prior to the merger.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”)

Notes to Financial Statements (Unaudited) (continued)
Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$225,353,081	$83,733	**	$225,436,814
Short-Term Investments*:
Municipal Bonds	—	—	91,264	**	91,264
Total	$—	$225,353,081	$174,997		$225,528,078
NMY
Long-Term Investments*:
Municipal Bonds	$—	$549,390,644	$—		$549,390,644
NMT
Long-Term Investments*:
Municipal Bonds	$—	$207,645,786	$—		$207,645,786
NMS
Long-Term Investments*:
Municipal Bonds	$—	$138,552,565	$—		$138,552,565
NOM
Long-Term Investments*:
Municipal Bonds	$—	$50,503,402	$—		$50,503,402
NPV
Long-Term Investments*:
Municipal Bonds	$—	$416,324,622	$—		$416,324,622

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements (Unaudited) (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMT	NMS	NOM	NPV
Floating rate obligations: self-deposited Inverse Floaters	$19,600,000	$27,120,000	$—	$—	$600,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$27,120,000	$7,325,000	$—	$600,000	$20,350,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NKG	NMY	NMT	NMS	NOM	NPV
Average floating rate obligations outstanding	$19,600,000	$27,737,923	$—	$—	$600,000	$20,350,000
Average annual interest rate and fees	0.59%	0.62%	—%	—%	0.58%	0.65%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMT	NMS	NOM	NPV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$19,600,000	$27,120,000	$—	$—	$600,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	7,325,000	—	—	—
Total	$19,600,000	$27,120,000	$7,325,000	$—	$600,000	$20,350,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	NKG	NMY	NMT	NMS	NOM	NPV
Purchases	$12,296,721	$25,319,746	$6,368,750	$5,083,352	$4,508,799	$20,710,342
Sales and maturities	9,729,617	20,145,301	8,824,690	3,624,733	4,789,641	18,226,226

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:
	NOM		NPV
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/20	5/31/20	11/30/20	5/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	584	1,271	6,280	—

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
The details of the each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering costs
NKG	2028	585	$58,500,000	$58,440,435
NMY	2028	1,820	$182,000,000	$181,902,984
NMS	2028	528	$52,800,000	$52,758,322

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NKG	540-day	2028	December 1 2028*	February 13, 2019
NMY	360-day	2028	December 1 2028*	November 30, 2019
NMS	360-day	2028	December 1 2028*	November 30, 2019
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NKG	NMY	NMS
Average liquidation preference of AMTP shares outstanding	$58,500,000	$182,000,000	$52,800,000
Annualized dividend rate	0.94%	1.02%	1.02%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

Notes to Financial Statements (Unaudited) (continued)
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider, with which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares.
The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:
Liquidation
				Preference,	Term		Mode
		Shares	Liquidation	net of deferred	Redemption		Termination
Fund	Series	Outstanding	Preference	offering costs	Date	Mode	Date
NOM	A	180	$18,000,000	$17,783,236	October 1, 2047	VRM	October 12, 2022

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:
NOM
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	1.12%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:
					Liquidation
					Preference,	Special Rate
		Shares	Remarketing	Liquidation	net of deferred	Period
Fund	Series	Outstanding	Fees*	Preference	offering costs	Expiration	Maturity
NMT	1	740	N/A	$ 74,000,000	$ 73,743,931	March 1, 2047	March 1, 2047
NPV	1	1,280	N/A	$128,000,000	$127,655,807	July 21, 2021	August 3, 2043

*     Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Each Fund’s Series 1 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NMT	NPV
Average liquidation preference of VRDP Shares outstanding	$74,000,000	$128,000,000
Annualized dividend rate	0.95%	1.11%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current and prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2020.
	NKG	NMY	NMT	NMS	NOM	NPV
Tax cost of investments	$189,715,839	$482,301,925	$190,523,334	$128,834,569	$46,462,279	$358,393,878
Gross unrealized:
Appreciation	$17,014,301	$42,105,066	$17,155,727	$9,955,709	$3,637,319	$38,233,036
Depreciation	(802,044)	(2,136,303)	(33,275)	(237,713)	(196,193)	(652,337)
Net unrealized appreciation (depreciation) of investments	$16,212,257	$39,968,763	$17,122,452	$9,717,996	$3,441,126	$37,580,699

Permanent differences, primarily due to taxable market discount, federal taxes paid, and nondeductible offering costs resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds’ last tax year end, were as follows:
	NKG	NMY	NMT	NMS	NOM	NPV
Undistributed net tax-exempt income[1]	$617,010	$1,423,116	$450,631	$43,345	$40,447	$1,128,419
Undistributed net ordinary income[2]	2,024	1,776	—	—	206	1,622
Undistributed net long-term capital gains	—	—	—	—	—	—
1 Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2020, paid on June 1, 2020.
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	NKG	NMY	NMT	NMS	NOM	NPV
Distributions from net tax-exempt income	$5,884,220	$16,213,229	$4,589,343	$4,473,912	$1,532,957	$12,090,870
Distributions from net ordinary income[2]	2,005	55,707	30,080	—	10,708	36,820
Distributions from net long-term capital gains	—	—	—	—	—	—
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NKG	NMY	NMT	NMS	NOM	NPV
Not subject to expiration:
Short-Term	$2,007,608	$7,583,234	$1,666,131	$661,263	$515,305	$6,176,787
Long-Term	2,907,190	7,911,493	3,400,142	250,524	733,074	10,081,068
Total	$4,914,798	$15,494,727	$5,066,273	$911,787	$1,248,379	$16,257,855
During the Funds’ last tax year ended May 31, 2020, NMT utilized $127,911 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of November 30, 2020, the complex-level fee for each Fund was 0.1561%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Fund engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades	NOM
Purchases	$ —
Sales	356,392

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential

Notes to Financial Statements (Unaudited) (continued)
importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NKG	NMY	NMT	NMS	NOM	NPV
Common shares repurchased	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■ Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Glossary of Terms Used in this Report (continued)
■ S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-1120D 1466040-INV-B-01/22

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a) See Portfolio of Investments in Item 1.
(b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Massachusetts Quality Municipal Income Fund
By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary
Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)
Date: February 5, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: February 5, 2021